EXHIBIT 10.50

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                                  SEITEL, INC.


                             -----------------------
                             NOTE PURCHASE AGREEMENT
                             -----------------------



                          DATED AS OF FEBRUARY 12, 1999






          $20,000,000 7.03% SERIES D SENIOR NOTES DUE FEBRUARY 15, 2004 $75,000,000 7.28% SERIES E SENIOR NOTES DUE FEBRUARY 15, 2009 $43,000,000 7.43% SERIES F SENIOR NOTES DUE FEBRUARY 15, 2009



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


                                TABLE OF CONTENTS

SECTION                                                                   PAGE
-------                                                                   -----
1.   AUTHORIZATION OF NOTES.................................................1

2.   SALE AND PURCHASE OF NOTES.............................................2

3.   CLOSING................................................................2
     3.1      The Closing...................................................2
     3.2      Failure of the Company to Deliver.............................3
     3.3      Failure by You to Deliver.....................................3

4.   YOUR CONDITIONS TO CLOSINGS............................................3
     4.1      Representations and Warranties................................3
     4.2      Performance; No Default.......................................3
     4.3      Compliance Certificates.......................................3
     4.4      Opinions of Counsel...........................................4
     4.5      Purchases Permitted By Applicable Law, etc....................4
     4.6      Sale of Other Notes...........................................4
     4.7      Payment of Special Counsel Fees...............................5
     4.8      Private Placement Numbers.....................................5
     4.9      Changes in Corporate Structure................................5
     4.10     Subsidiary Guaranty...........................................5
     4.11     Proceedings and Documents.....................................5

4A.  COMPANY'S CLOSING CONDITIONS...........................................5
     4A.1     Representations and Warranties................................5
     4A.2     Sales Permitted by Applicable Law, etc........................6

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................6
     5.1      Organization; Power and Authority.............................6
     5.2      Authorization, etc............................................7
     5.3      Disclosure....................................................7
     5.4      Organization and Ownership of Shares of
              Subsidiaries; Affiliates......................................8
     5.5      Financial Statements..........................................8
     5.6      Compliance with Laws, Other Instruments, etc..................9
     5.7      Governmental Authorizations, etc..............................9
     5.8      Litigation; Observance of Agreements, Statutes and
              Orders........................................................9
     5.9      Taxes.........................................................9
     5.10     Title to Property; Leases....................................10
     5.11     Licenses, Permits, etc.......................................10
     5.12     Compliance with ERISA........................................10
     5.13     Private Offering by the Company..............................12

     5.14     Use of Proceeds; Margin Regulations..........................12
     5.15     Existing Debt; Future Liens..................................12
     5.16     Foreign Assets Control Regulations, etc......................13
     5.17     Status under Certain Statutes................................13
     5.18     Environmental Matters........................................13
     5.19     Year 2000 Problem............................................13

6.   REPRESENTATIONS OF THE PURCHASER......................................14
     6.1      Purchase for Investment......................................14
     6.2      Legend.......................................................14
     6.3      ERISA........................................................15
     6.4      Organization; Power and Authority; Compliance with
              Laws.........................................................16
     6.5      Authorization, etc...........................................16

7.   INFORMATION AS TO COMPANY.............................................16
     7.1      Financial and Business Information...........................16
     7.2      Officer's Certificate........................................21
     7.3      Inspection...................................................21

8.   PREPAYMENT OF THE NOTES...............................................22
     8.1      Required Prepayments.........................................22
     8.2      Optional Prepayments with Make-Whole Amount;
              Rescission...................................................22
     8.3      Allocation of Partial Prepayments............................23
     8.4      Maturity; Surrender, etc.....................................24
     8.5      Purchase of Notes............................................24
     8.6      Make-Whole Amount............................................24

9.   AFFIRMATIVE COVENANTS.................................................26
     9.1      Compliance with Law..........................................26
     9.2      Insurance....................................................26
     9.3      Maintenance of Properties....................................26
     9.4      Payment of Taxes and Claims..................................27
     9.5      Corporate Existence, etc.....................................27
     9.6      Pari Passu...................................................27
     9.7      Subsidiary Guaranty..........................................27

10.  NEGATIVE COVENANTS....................................................28
     10.1     Net Worth....................................................28
     10.2     Interest Coverage............................................28
     10.3     Debt Incurrence..............................................28
     10.4     Liens........................................................29
     10.5     Mergers and Consolidations...................................31
     10.6     Sale of Assets...............................................32
     10.7     Restricted Payments and Restricted Investments...............35
     10.8     Limitations on Certain Restricted Subsidiary
              Actions......................................................36
     10.9     Affiliate Transactions.......................................37
     10.10    Line of Business.............................................37

11.  EVENTS OF DEFAULT.....................................................37

12.  REMEDIES ON DEFAULT, ETC..............................................39
     12.1     Acceleration.................................................39
     12.2     Other Remedies...............................................40
     12.3     Rescission...................................................40
     12.4     No Waivers or Election of Remedies, Expenses, etc............40

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.........................40
     13.1     Registration of Notes........................................40
     13.2     Transfer and Exchange of Notes...............................41
     13.3     Replacement of Notes.........................................41

14.  PAYMENTS ON NOTES.....................................................42
     14.1     Place of Payment.............................................42
     14.2     Home Office Payment..........................................42

15.  EXPENSES, ETC.........................................................42
     15.1     Transaction Expenses.........................................42
     15.2     Survival.....................................................43

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..........43

17.  AMENDMENT AND WAIVER..................................................43
     17.1     Requirements.................................................43
     17.2     Solicitation of Holders......................................44
     17.3     Binding Effect, etc..........................................44
     17.4     Notes held by Company, etc...................................44

18.  NOTICES...............................................................45

19.  REPRODUCTION OF DOCUMENTS.............................................45

20.  CONFIDENTIAL INFORMATION..............................................45

21.  SUBSTITUTION OF PURCHASER.............................................47

22.  MISCELLANEOUS.........................................................47
     22.1     Successors and Assigns.......................................47
     22.2     Payments Due on Non-Business Days............................47
     22.3     Severability.................................................47
     22.4     Construction.................................................48
     22.5     Counterparts.................................................48

     22.6     Governing Law................................................48
     22.7     Consent to Jurisdiction; Appointment of Agent................48
     22.8     Defeasance...................................................49
     22.9     GAAP.........................................................52
     22.10    Usury........................................................52


SCHEDULE A        --       INFORMATION RELATING TO PURCHASERS

SCHEDULE B        --       DEFINED TERMS

SCHEDULE 4.9      --       Changes in Corporate Structure

SCHEDULE 5.3      --       Disclosure Materials

SCHEDULE 5.4      --       Subsidiaries of the Company and Ownership of
                           Subsidiary Stock

SCHEDULE 5.5      --       Financial Statements

SCHEDULE 5.8      --       Certain Litigation

SCHEDULE 5.11     --       Patents, etc.

SCHEDULE 5.12     --       ERISA

SCHEDULE 5.15     --       Existing Debt

SCHEDULE 10.8     --       Certain Agreements by Restricted Subsidiaries

EXHIBIT 1D        --       Form of 7.03% Series D Senior Note due
                           February 15, 2004

EXHIBIT 1E        --       Form of 7.28% Series E Senior Note due
                           February 15, 2009

EXHIBIT 1F        --       Form of 7.43% Series F Senior Note due
                           February 15, 2009

EXHIBIT 4.4(a)    --       Form of Opinion of Special Counsel for the Company

EXHIBIT 4.4(b)    --       Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 4.10      --       Form of Subsidiary Guaranty

                                  SEITEL, INC.
                            West Building, 7th Floor
                              50 Briar Hollow Lane
                              Houston, Texas 77027


          $20,000,000 7.03% SERIES D SENIOR NOTES DUE FEBRUARY 15, 2004

          $75,000,000 7.28% SERIES E SENIOR NOTES DUE FEBRUARY 15, 2009

         $43,000,000 7.43 % SERIES F SENIOR NOTES DUE FEBRUARY 15, 2009

                                                         As of February 12, 1999

Separately Addressed to each of the
  Purchasers Listed on Schedule A hereto:

Ladies and Gentlemen:

     SEITEL, INC., a Delaware corporation (together with any Person who succeeds to all, or substantially all, of the assets and business of Seitel, Inc., the "COMPANY"), agrees with you as follows:

1.   AUTHORIZATION OF NOTES.

     The Company will authorize the issue and sale of

          (a) Twenty Million Dollars ($20,000,000) aggregate principal amount of its seven and three hundredths percent (7.03%) Series D Senior Notes due February 15, 2004 (the "SERIES D NOTES," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)),

          (b) Seventy-Five Million Dollars ($75,000,000) aggregate principal amount of its seven and twenty-eight hundredths percent (7.28%) Series E Senior Notes due February 15, 2009 (the "SERIES E NOTES," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements), and

          (c) Forty-Three Million Dollars ($43,000,000) aggregate principal amount of its seven and forty-three hundredths percent (7.43%) Series F Senior Notes due February 15, 2009 (the "SERIES F NOTES," such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements).

The Series D Notes shall be substantially in the form set out in Exhibit 1D, the Series E Notes shall be substantially in the form set out in Exhibit 1E, and the Series F Notes shall be substantially in the form set out in Exhibit 1F, in each case, with such changes therefrom, if any, as may be approved by you and the Company (the Series D Notes, the Series E Notes and the Series F Notes are herein referred to collectively as the "Notes," and each individually as a "NOTE"). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.   SALE AND PURCHASE OF NOTES.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, in accordance with the provisions hereof, at the Closing provided for in Section 3, Notes of the Series and in the principal amounts specified opposite your name in Schedule A at the purchase price of one hundred percent (100%) of the principal amount thereof; PROVIDED, HOWEVER, that you may change such information on Schedule A (other than the aggregate principal amount of your commitment) by written notice delivered to the Company prior to the Closing (except that one or more (but not more than three) of your Affiliates shall be the purchaser or purchasers of the principal amount of the Notes specified opposite your name on Schedule A). Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at the Closing to each of the Other Purchasers of Notes of the Series and in the principal amounts specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.   CLOSING.

     3.1 THE CLOSING.

     The sale and purchase of the Notes to be purchased by the purchasers listed on Schedule A hereto (the "PURCHASERS") shall occur at the offices of Hebb & Gitlin, One State Street, Hartford, Connecticut 06103, at 10:00 a.m., eastern standard time, at a closing (the "CLOSING") on February 12, 1999 (the "CLOSING DATE"). At the Closing the Company will deliver to each Purchaser the Notes to be purchased by it in the form of, respectively, a single Series D Note, Series E Note, or Series F Note, as the case may be (or such greater number of Series D Notes, Series E Notes, or Series F Notes, in denominations of at least One Hundred Thousand Dollars ($100,000) as such Purchaser may request), dated the Closing Date and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1820760377 AT BANK ONE-HOUSTON, 910 TRAVIS, HOUSTON, TEXAS 77002, ABA # 111000614.

     3.2 Failure of the Company to Deliver.

     If on the Closing Date the Company fails to tender to you the Notes to be acquired by you on such date or if the conditions specified in Section 4 have not been fulfilled to your satisfaction on the Closing Date, you may thereupon elect to be relieved of all further obligations under this Agreement with respect to the Notes to be purchased by you on such date. Nothing in this Section shall operate to relieve the Company from any of its obligations under this Agreement or to waive any of your rights against the Company.

     3.3 Failure by You to Deliver.

     If on the Closing Date you fail to deliver the full amount of funds to be delivered by you on such date or if the conditions specified in Section 4A have not been fulfilled on such date, the Company may thereupon elect to return immediately any funds delivered by you on such date and to be relieved of all further obligations under this Agreement with respect to the Notes to be purchased by you on such date. Except as described herein and in accordance with applicable law, nothing in this Section shall operate to relieve you from any of your obligations to the Company under this Agreement or to waive any of the Company's rights against you.

4.   YOUR CONDITIONS TO CLOSINGS.

     Your obligation to purchase and pay for the Notes to be sold to you on the Closing Date is subject to the fulfillment to your satisfaction, prior to or on the Closing Date (except as otherwise specified), of the following conditions:

     4.1 Representations and Warranties.

     The representations and warranties of the Company in this Agreement shall be true and correct when made and on the Closing Date.

     4.2 Performance; No Default.

     The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on the Closing Date and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing.

     4.3 Compliance Certificates.

          (a) Officer's Certificate.  The Company shall have delivered to you an
     Officer's  Certificate,   dated  the  Closing  Date,  certifying  that  the
     conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          (b) Company Secretary's Certificate. The Company shall have delivered to you a certificate, dated the Closing Date, signed by the Secretary or an Assistant Secretary of the Company, and certifying as to the resolutions, the bylaws and the certificate of incorporation attached thereto and as to other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and any other agreement or instrument related thereto.

          (c) Secretary's Certificates of Restricted Subsidiaries. Each Restricted Subsidiary shall have delivered to you a certificate dated the Closing Date (separately executed or executed jointly by one or more Restricted Subsidiaries), signed by the Secretary or an Assistant Secretary of such Restricted Subsidiary, and certifying as to the resolutions, the bylaws and the certificate or articles of incorporation of such Restricted Subsidiary attached thereto and as to other corporate proceedings relating to the authorization, execution and delivery by such Restricted Subsidiary of the Subsidiary Guaranty.

     4.4 Opinions of Counsel.

     You shall have received from

          (a) Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Company and the Restricted Subsidiaries, and

          (b) Hebb & Gitlin, your special counsel,

closing opinions satisfactory to you in form, scope and substance, each dated as of the Closing Date, substantially in the respective forms set forth in Exhibits 4.4(a) and 4.4(b), and opining as to such other matters as you may reasonably request. This Section 4.4 shall constitute direction by the Company to such counsel named in the immediately preceding subsection (a) to deliver such closing opinion to you.

     4.5 Purchases Permitted By Applicable Law, etc.

     On the Closing Date your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

     4.6 Sale of Other Notes.

     Contemporaneously with the Closing, the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

     4.7 Payment of Special Counsel Fees.

     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing.

     4.8 Private Placement Numbers.

     Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series.

     4.9 Changes in Corporate Structure.

     Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

     4.10 Subsidiary Guaranty.

     You shall have received the Guaranty, duly executed and delivered by each Restricted Subsidiary, substantially in the form of Exhibit 4.10 (the "SUBSIDIARY GUARANTY"), satisfactory to you in form and substance, which Guaranty shall be in full force and effect.

     4.11 Proceedings and Documents.

     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4A.  COMPANY'S CLOSING CONDITIONS.

     The Company's obligation to sell the Notes to be purchased by you on the Closing Date is subject to the fulfillment to the Company's satisfaction, prior to or on the Closing Date (except as otherwise specified), of the following conditions:

     4A.1 REPRESENTATIONS AND WARRANTIES.

     The representations and warranties made by you in Section 6 shall be correct when made and on the Closing Date.

     4A.2 SALES PERMITTED BY APPLICABLE LAW, ETC.

     On the Closing Date the Company's sale of the Notes and the granting of the Subsidiary Guaranty by the Restricted Subsidiaries shall (a) be permitted by the laws and regulations of each jurisdiction to which the Company and the Restricted Subsidiaries are subject, and (b) not violate any applicable law or regulation.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to you that:

     5.1 Organization; Power and Authority.

          (a) The Company

               (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (ii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

               (iii) has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

          (b) Each Subsidiary

               (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

               (ii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

               (iii) has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, in the case of the Restricted Subsidiaries, to execute and deliver the Subsidiary Guaranty and to perform the provisions hereof and thereof.

     5.2 Authorization, etc.

          (a) This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Restricted Subsidiary and constitutes a legal, valid and binding obligation of each Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 Disclosure.

     The Company, through its agent, Prudential Securities Incorporated, has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated January 1999 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and the Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. All projections and forward-looking statements contained in the Memorandum are based upon assumptions that the Company believes to be reasonable and were made in good faith, although no assurances can be given that the results set forth in such projections or forward-looking statements will be achieved. Except as disclosed in the Memorandum or in the financial statements listed in Schedule 5.5, since December 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

     5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its outstanding capital stock or similar equity interests owned by the Company and each other Subsidiary, and whether such Subsidiary is a Restricted Subsidiary, and (ii) the Company's Affiliates (other than Subsidiaries).

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Restricted Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of the Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

     5.5 Financial Statements.

     The Company has delivered to each Purchaser copies of the financial statements of the Company and the Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6 Compliance with Laws, Other Instruments, etc.

     Neither the execution, delivery and performance by the Company of this Agreement and the Notes, nor the execution, delivery and performance by any Restricted Subsidiary of the Subsidiary Guaranty, will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary.

     5.7 Governmental Authorizations, etc.

     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (a) by the Company of this Agreement or the Notes or (b) by any Restricted Subsidiary of the Subsidiary Guaranty.

     5.8 Litigation; Observance of Agreements, Statutes and Orders.

          (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental
     Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.9 Taxes.

     The Company and the Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and the Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1996.

     5.10 Title to Property; Leases.

     The Company and the Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     5.11 Licenses, Permits, etc.

     Except as disclosed in Schedule 5.11,

          (a) the Company  and the  Subsidiaries  own or possess  all  licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, with respect to the business of the Company and/or any Subsidiary as currently conducted, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect upon any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no violation by any Person of any right of the Company or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any Subsidiary which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.12 Compliance with ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and the Restricted Subsidiaries is not Material.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this
     Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.3 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

          (f) Schedule 5.12 lists all ERISA Affiliates that are Subsidiaries and that maintain one or more Plans and any employee organizations in respect of any Multiemployer Plan or Plan. Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" with respect to which the Company or any "affiliate" of the Company is a "party-in-interest" or in respect of which the Notes could constitute an "employer security" ("employee benefit plan," "party-in-interest" and "employee organization" have the meanings specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and Section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA).

     5.13 Private Offering by the Company.

     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than seventy-two (72) other Institutional Investors, each of which has been offered the Notes at a private sale for investment pursuant to a valid exemption from the registration requirements of Section 5 of the Securities Act. In reliance upon the accuracy of your representations and warranties and the representations and warranties of the Other Purchasers, neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

     5.14 Use of Proceeds; Margin Regulations.

     The Company will apply the proceeds of the sale of the Notes to refinance existing Debt and to fund capital expenditures primarily associated with the acquisition of seismic data and investment in working interests of exploration and production projects. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than one percent (1%) of the value of the consolidated assets of the Company and the Subsidiaries and the Company does not have any present intention that margin stock will constitute more than five percent (5%) of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation U.

     5.15 Existing Debt; Future Liens.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt (in excess of $100,000 outstanding) of the Company and the Subsidiaries as of February 10, 1999, since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal of or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

     5.16 Foreign Assets Control Regulations, etc.

     Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     5.17 Status under Certain Statutes.

     Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts (49 U.S.C.), as amended, or the Federal Power Act, as amended.

     5.18 Environmental Matters.

     Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no action or proceeding of any kind has been instituted raising any claim against the Company or any of the Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

          (a) neither the Company nor any of the Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of the Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of the Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     5.19 Year 2000 Problem.

     The Company and the Subsidiaries are implementing measures to have all critical business and computer systems Year 2000 Compliant and Ready in a timely manner and the advent of the year 2000 and its impact on said critical business and computer systems are not reasonably expected to have a Material Adverse Effect.

6.   REPRESENTATIONS OF THE PURCHASER.

     6.1 PURCHASE FOR INVESTMENT

     You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You represent and warrant that you and any Person for whose account you are purchasing the Notes are either a Qualified Institutional Buyer or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes. You also understand that the Company and, for purposes of the opinions to be delivered to you pursuant to
Section 4.4, counsel to the Company and your special counsel, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

     6.2 Legend.

     You agree that the Notes shall contain the following legend:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM."

The legend requirements imposed by this Section 6.2 shall cease and terminate as to any particular Note if the Notes represented thereby have been:

          (a) effectively registered under the Securities Act (the Company having no obligation to effect the registration of such Notes) and disposed of in accordance with the registration statement covering such Notes,

          (b) distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or

          (c) otherwise transferred in accordance herewith and the subsequent disposition of such Notes shall not require the registration or qualification of such Notes under the Securities Act or any similar state law then in force.

Whenever such restrictions shall terminate as to any Notes, the holder thereof shall be entitled to receive from the Company, without expense to such holder (except for stamp taxes or governmental charges, if any, payable in connection with a transfer of such Notes, as required by Section 13.2), a new Note of like tenor not bearing the legend set forth in this Section 6.2.

     6.2 ERISA.

     You represent:

          (a) if you are acquiring the Notes for your own account with funds from or attributable to your general account, and in reliance upon the Company's representations set forth in Section 5.12 and the related disclosures set forth in Schedule 5.12, that the amount of the reserves and liabilities for the general account contracts (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) held by or on behalf of any Plan together with the amount of the reserves and liabilities for the general account contracts held by or on behalf of any other Plans maintained by the same employer (or affiliate thereof, as such term is defined in section V of DOL Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995)) or by the same employee organization (as defined in ERISA) in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) PLUS surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company; for purposes of the percentage limitation in this clause (a), the amount of reserves and liabilities for the general account contracts held by or on behalf of a Plan shall be determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis; or

          (b) if any part of the funds being used by you to purchase the Notes shall come from assets of an employee benefit plan (as defined in section 3 of ERISA) or a plan (as defined in section 4975(e)(1) of the Code), that:

               (i) if such funds are attributable to a "separate account" (as defined in section 3 of ERISA), then

                    (A) all  requirements  for an exemption under DOL Prohibited
               Transaction Exemption 90-1 (issued January 29, 1990) are met with respect to the use of such funds to purchase the Notes, or

                    (B) the  employee  benefit  plans with an  interest  in such separate account have been identified in a writing delivered by you to the Company;

               (ii) if such funds are attributable to a "separate account" (as defined in section 3 of ERISA) that is maintained solely in connection with fixed contracted obligations of an insurance company, any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account;

               (iii) if such funds are attributable to an "investment fund" managed by a "qualified plan asset manager" (as such terms are defined in Part V of DOL Prohibited Transaction Exemption 84-14, issued March 13, 1984), all requirements for an exemption under such Exemption are met with respect to the use of such funds to purchase the Notes; or

               (iv) such employee benefit plan is excluded from the provisions of section 406 of ERISA by virtue of section 4(b) of ERISA.

     6.4 Organization; Power and Authority; Compliance with Laws.

     You represent and warrant that:

          (a) you are a corporation duly organized, validly existing, and in good standing under the laws of the state of your incorporation,

          (b) you have the corporate power and authority to execute and deliver this Agreement and to perform the provisions hereof, and

          (c) the execution, delivery and performance of this Agreement by you will not violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to you.

     6.5 Authorization, etc.

     You represent and warrant that this Agreement has been duly authorized by all necessary corporate action on your part, and this Agreement constitutes your legal, valid and binding obligation enforceable against you in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.   INFORMATION AS TO COMPANY.

     7.1 FINANCIAL AND BUSINESS INFORMATION.

     The Company shall deliver to each holder that is an Institutional Investor:

          (a) Quarterly Statements -- within forty-five (45) days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i)   consolidated   balance   sheets  of  the  Company  and  its
          consolidated Subsidiaries, and of the Company and its Restricted Subsidiaries, as at the end of such quarter, and

               (ii) consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries, and of the Company and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that, so long as the Company shall not have any Unrestricted Subsidiaries, delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within ninety (90) days after the end of each fiscal year of the Company, duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
          consolidated Subsidiaries as at the end of such year,

               (ii) consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for such year, and

               (iii) a condensed consolidating balance sheet, and condensed consolidating statements of operations and cash flows of the Company and its Subsidiaries setting forth, in each case, consolidating information sufficient to show the financial position and results of operations and cash flows of the Company and the Restricted Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                    (A) in the case of the  financial  statements  identified in the foregoing clauses (i) and (ii), an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                    (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

PROVIDED  that,  so  long  as  the  Company  shall  not  have  any  Unrestricted
Subsidiaries, the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountants' certificates described in clauses (A) and (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of

               (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and

               (ii) (A) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission; and

                    (B) by facsimile only, all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

          (d) Audit Reports - as soon as practicable after receipt thereof by the Company or any Subsidiary, a copy of each other report submitted to the Company or any Subsidiary by its independent accountants in connection with any interim or special audit made by them of the books of the Company or any Subsidiary;

          (e) Litigation -- within five (5) days after the Company obtains knowledge thereof, written notice of any pending or threatened (in writing)
     (i) litigation not fully covered by insurance or as to which an insurance company has not accepted liability or (ii) governmental proceeding, in each case against the Company or any Restricted Subsidiary, in which the damages sought exceed One Million Dollars ($1,000,000), individually or in the aggregate, or which otherwise could reasonably be expected to have a Material Adverse Effect;

          (f) Notice of Default or Event of Default -- promptly, and in any event within five (5) days after a Responsible Officer shall become aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (g) Oil and Gas Reserve Reports -- promptly, and in any event no later than April 1 in each year, engineering reports in form and substance reasonably satisfactory to the Required Holders, certified by Forrest A. Garb & Associates, Inc. (or any other nationally or regionally recognized independent consulting petroleum engineers) as fairly and accurately setting forth

               (i) the proven and producing, shut-in, behind-pipe, and undeveloped oil and gas reserves (separately classified as such) of the Company and its Restricted Subsidiaries as of January 1 of the year for which such reserve reports are furnished,

               (ii) the aggregate present value of the future net income with respect to such reserves discounted at a stated PER ANNUM annual discount rate,

               (iii) projections of the annual rate of production, gross income, and net income with respect to such proven and producing reserves, and

               (iv) information with respect to the "take-or-pay," "prepayment," and gas-balancing liabilities of the Company and its Restricted Subsidiaries;

          (h) ERISA Matters -- promptly, and in any event within five (5) days after a Responsible Officer shall become aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (i) Notices from Governmental Authority -- promptly, and in any event within thirty (30) days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (j) Audited Financial Statements for Restricted Group -- with respect to any fiscal year of the Company as to which both of the following conditions would be satisfied:

               (i) the assets of all Unrestricted Subsidiaries, determined on a combined basis as of the last day of such year, exceed 20% of the consolidated total assets of the Company and its consolidated Subsidiaries, and

               (ii) the revenues of all Unrestricted Subsidiaries, determined on a combined basis for such fiscal year, exceed 20% of the consolidated revenues of the Company and its consolidated Subsidiaries, upon the written request of the Required Holders, the Company will deliver to each holder that is an Institutional Investor the same financial statements and opinion with respect to the Company and its Restricted Subsidiaries as is provided pursuant to clauses (i) and (ii) of Section 7.1(b) with respect to the Company and its consolidated Subsidiaries (such delivery to be made no later than the later of (x) the time delivery is made of the financial statements referred to in such clauses, if such request is made at least 60 days before such time, or (y) 60 days after such request is made).

          (k) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of the Restricted Subsidiaries (including, without limitation, information regarding the impact of the occurrence of the year 2000 on the Company and the Restricted Subsidiaries and plans of the Company to address any such impact) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder including, without limitation, information required by 17 C.F.R.ss.230.144A, as amended from time to time.

     7.2 Officer's Certificate.

     Each set of financial statements delivered to a holder pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     7.3 Inspection.

The Company shall permit the representatives of each holder that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder (with respect to its travel and other out-of-pocket costs and compensation expenses of its representatives) upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and the Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants and its independent petroleum engineers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times as may be reasonably requested in writing, PROVIDED that you shall be permitted to make only two inspections per calendar year pursuant to the provisions of this subsection (a) (without limitation of the inspection rights of any Other Purchaser); and

          (b) Default -- if a Default or an Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, independent public accountants and independent petroleum engineers (and by this provision the Company authorizes said accountants and engineers to discuss the affairs, finances and accounts of the Company and the Subsidiaries), all at such times and as often as may be requested.

8.   PREPAYMENT OF THE NOTES

     8.1 REQUIRED PREPAYMENTS.

     Regardless of the amount of the Notes which may be outstanding from time to time, the Company shall prepay or, in the case of principal amounts due at the maturity of any Note, pay, and there shall become due and payable on the respective dates specified below, the respective aggregate principal amounts of each Series of Notes hereinafter set forth opposite such dates (or such lesser amount as would constitute payment in full of the Notes of such Series):

================================================================================
      DATE:       | PRINCIPAL AMOUNT | PRINCIPAL AMOUNT   |   PRINCIPAL AMOUNT
                  | OF SERIES D NOTES|OF SERIES E NOTES   |  OF SERIES F NOTES
                  | TO BE PREPAID OR | TO BE PREPAID OR   |   TO BE PREPAID OR
                  |       PAID:      |      PAID:         |        PAID:
==================|==================|====================|=====================
February 15, 2004 |    $20,000,000   |   $12,500,000      |          $0
------------------|------------------|--------------------|---------------------
February 15, 2005 |        $0        |   $12,500,000      |          $0
------------------|------------------|--------------------|---------------------
February 15, 2006 |        $0        |   $12,500,000      |          $0
------------------|------------------|--------------------|---------------------
February 15, 2007 |        $0        |   $12,500,000      |          $0
------------------|------------------|--------------------|---------------------
February 15, 2008 |        $0        |   $12,500,000      |          $0
------------------|------------------|--------------------|---------------------
February 15, 2009 |        $0        |   $12,500,000      |     $43,000,000
==================|==================|====================|=====================
     Totals       |    $20,000,000   |   $75,000,000      |     $43,000,000
================================================================================

The principal amount of any Note remaining outstanding at the maturity thereof shall be paid at such maturity. Each such prepayment or payment shall be at a price of 100% of the principal amount prepaid or paid, together with interest accrued thereon to (but not including) the date of prepayment or payment. No Make-Whole Amount shall be payable in connection with any mandatory prepayment or payment made pursuant to this Section 8.1.

     8.2 Optional Prepayments with Make-Whole Amount; Rescission.

          (a) Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in a principal amount of not less than
     (i) in the case of a partial prepayment other than a Contingent Optional Prepayment, Five Million Dollars ($5,000,000), or (ii) in the case of a partial prepayment which is a Contingent Optional Prepayment, Two Million Dollars ($2,000,000), or, in either case, such lesser amount as shall then be outstanding, at one hundred percent (100%) of the principal amount so prepaid, PLUS the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder written notice (an "OPTIONAL PREPAYMENT NOTICE") of each optional prepayment under this Section 8.2 not less than thirty (30) days and not more than sixty
     (60) days prior to the date fixed for such prepayment (the "OPTIONAL PREPAYMENT DATE"). Each such Optional Prepayment Notice shall

               (i) specify the Optional Prepayment Date,

               (ii) state whether such prepayment is contingent upon the completion of an asset disposition by the Company or a Restricted Subsidiary or the consummation of a new credit facility with another creditor or group of creditors (a "CONTINGENT OPTIONAL PREPAYMENT") and describe in reasonable detail the terms thereof,

               (iii) specify the aggregate principal amount of each Series to be prepaid on such date,

               (iv) specify the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3),

               (v) specify the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and

               (vi) be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the
          date  of  the   prepayment),   setting   forth  the  details  of  such
          computation.

     Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

          (b) Rescission. In the event that the Company shall give an Optional Prepayment Notice of any Contingent Optional Prepayment pursuant to Section 8.2(a), the Company thereafter shall have the right to rescind such Optional Prepayment Notice by giving each holder written notice of such rescission (a "RESCISSION NOTICE") not less than ten (10) Business Days prior to the Optional Prepayment Date specified in such Optional Prepayment Notice. Upon delivery of such Rescission Notice in accordance with this
     Section 8.2(b), the Company shall be relieved of any obligation to make the Contingent Optional Prepayment on the Optional Prepayment Date in respect of which such Rescission Notice was delivered.

     8.3 Allocation of Partial Prepayments.

     All partial prepayments of the Series D Notes, the Series E Notes and the Series F Notes pursuant to Section 8.1 shall be allocated to all outstanding Notes of the relevant Series ratably in accordance with the unpaid principal amounts thereof. All partial prepayments of the Notes pursuant to Section 8.2 shall be allocated to all outstanding Notes (without distinguishing among the different Series) ratably in accordance with the unpaid principal amounts thereof. Any partial prepayment of the Series D Notes, the Series E Notes and the Series F Notes pursuant to Section 8.2 shall reduce the principal amount of each required prepayment of such Series becoming due under Section 8.1 on and after the date of such prepayment in the inverse order of the maturity thereof.

     8.4 Maturity; Surrender, etc.

     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

     8.5 Purchase of Notes.

     The Company will not and will not permit any Restricted Subsidiary or Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Restricted Subsidiary or Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

     8.6 Make-Whole Amount.

     The term "MAKE-WHOLE AMOUNT" means, with respect to any Series D Note, Series E Note or Series F Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any Series D Note, Series E Note, or Series F Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Series D Note, Series E Note, or Series F Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Series D Note, Series E Note, or Series F Note, the sum of one half percent (.5%) per annum plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Dow Jones Market Service (or such other display as may replace Page 678 on the Dow Jones Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the constant maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the constant maturity closest to and less than the Remaining Average Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Series D Note, Series E Note, or Series F Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Series D Note, Series E Note, or Series F Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     9.1 Compliance with Law.

     The Company will and will cause each of the Subsidiaries to comply with all laws, ordinances, rules or regulations of Governmental Authorities to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other authorizations of Governmental Authorities necessary to the ownership and operation of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other authorizations of Governmental Authorities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.2 Insurance.

     The Company will and will cause each of the Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except to the extent that the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.3 Maintenance of Properties.

     The Company will and will cause each of the Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that

          (a) no violation of this Section 9.3 shall be deemed to have occurred with respect to any property of the Company or any Subsidiary damaged or destroyed by a casualty occurrence, so long as the Company or such Restricted Subsidiary is proceeding diligently to repair or replace such property, and

          (b) this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (which term shall not, for the purpose of this clause (b) only, include the discontinuance of the operation and maintenance of a Restricted Subsidiary's properties that would render such Restricted Subsidiary unable to perform its obligations under the Subsidiary Guaranty, and therefore result in a Material Adverse Effect only under clause (c) of the definition of such term).

     9.4 Payment of Taxes and Claims.

     The Company will and will cause each of the Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     9.5 Corporate Existence, etc.

     Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of the Subsidiaries (unless merged into the Company or a Subsidiary) and all rights, franchises, licenses and permits of the Company and the Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right, franchise, license or permit could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (which term shall not (for the purpose of this Section 9.5 only) include, with respect to any Restricted Subsidiary, the termination of or failure to preserve and keep in full force and effect such corporate existence, right, franchise, license or permit that would render such Restricted Subsidiary unable to perform its obligations under the Subsidiary Guaranty, and therefore result in a Material Adverse Effect only under clause (c) of the definition of such term).

     9.6 Pari Passu.

     The Company covenants that its obligations under the Notes and under this Agreement and the Other Agreements do and will rank at least PARI PASSU with all its other present and future unsecured Senior Debt.

     9.7 Subsidiary Guaranty.

     The Company will cause each Subsidiary which becomes a Restricted Subsidiary after the Closing Date to execute and deliver to the holders a copy of the Joinder Agreement in the form attached to the Subsidiary Guaranty as Annex 2, duly executed by such Subsidiary, together with an opinion of counsel satisfactory to the Required Holders addressing with respect to such Subsidiary the issues relating to Subsidiaries and the Subsidiary Guaranty in the form of opinion attached hereto as Exhibit 4.4(a).

10.  NEGATIVE COVENANTS.

     The Company covenants that so long as any of the Notes are outstanding:

     10.1 Net Worth.

     The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) One Hundred Eighty Million Dollars ($180,000,000), PLUS (b) an aggregate amount equal to fifty percent (50%) of Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year of the Company beginning with the fiscal year ending December 31, 1999.

     10.2 Interest Coverage.

     The Company will not, at any time, permit (a) EBITDA for the period of four consecutive fiscal quarters of the Company then most recently ended to be less than (b) five hundred percent (500%) of Consolidated Interest Expense for such period.

     10.3 Debt Incurrence.

          (a) Company Debt. The Company will not, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt (including, without limitation, any extension, renewal or refunding of Debt), UNLESS on the date the Company becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

               (i) no Default or Event of Default exists, and

               (ii) Consolidated Debt does not exceed fifty percent (50%) of Total Capitalization.

          (b) Restricted Subsidiary Debt. The Company will not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt (including, without limitation, any extension, renewal or refunding of Debt), UNLESS on the date such Restricted Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any Debt,

               (i) no Default or Event of Default exists,

               (ii) the aggregate amount of Priority Debt does not exceed ten percent (10%) of Consolidated Tangible Assets, and

               (iii) Consolidated Debt does not exceed fifty percent (50%) of Total Capitalization.

          (c) Time of Incurrence of Debt. For the purposes of this Section 10.3, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

     10.4 Liens.

     The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.4), or assign or otherwise convey any right to receive income or profits, except:

          (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is being contested in accordance with the general procedures described in Section 9.4 relating to tax matters;

          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal and supersedeas bonds (not in excess of Five Million Dollars ($5,000,000)), bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of the Restricted Subsidiaries, PROVIDED that such Liens do not, in the aggregate, materially detract from the value of such property with respect to its then current use;

          (e) Liens on property of the Company or any of the Restricted Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary;

          (f) Liens existing on the date of this Agreement and securing the Debt of the Company and the Restricted Subsidiaries identified as secured Debt in Schedule 5.15, but not any refinancing of such Debt;

          (g) Liens on property acquired or constructed by the Company or any Restricted Subsidiary after the date of this Agreement to secure Debt of the Company or such Restricted Subsidiary incurred in connection with or related to such acquisition or construction, and Liens existing on such property at the time of acquisition thereof, provided that

               (i) no such Lien shall extend to or cover any property other than the property being acquired or constructed (including contractual and other rights related thereto and proceeds thereof),

               (ii) the amount of Debt secured by any such Lien shall not exceed an amount equal to the lesser of the total purchase or construction price or Fair Market Value (as determined in good faith by the Board of Directors or the board of directors of such Restricted Subsidiary) of the property being acquired or constructed, determined at the time of such acquisition or at the time of substantial completion of such construction,

               (iii) such Lien shall be created concurrently with or within twelve months after such acquisition or substantial completion of such construction, and

               (iv) no Default or Event of Default shall exist at the time of creation, incurrence or assumption of such Lien;

          (h) Liens existing on property of a corporation at the time it becomes a Restricted Subsidiary or is merged or consolidated with the Company or a Restricted Subsidiary, PROVIDED that

               (i) no such Lien shall extend to or cover any property other than the property subject to such Lien at the time of any such transaction,

               (ii) the amount of Debt secured by any such Lien shall not exceed the Fair Market Value (as determined in good faith by the Board of Directors or the board of directors of such Restricted Subsidiary) of the property subject thereto, determined at the time of such transaction,

               (iii) such Lien was not created in contemplation of any such transaction, and

               (iv) no Default or Event of Default shall exist at the time of any such transaction;

          (i) Liens  incidental  to the conduct of the  business  referred to in
     Section 10.10 (including, without limitation, licenses, participation rights, rebate or revenue sharing obligations, or similar encumbrances), PROVIDED that such Liens have not arisen in connection with the incurrence of Debt; and

          (j) Liens, not otherwise permitted by the provisions of this Section 10.4, on property of the Company or any Restricted Subsidiary, PROVIDED that on the date the Company or such Restricted Subsidiary becomes liable with respect to the Debt secured by such Liens, and immediately after giving effect thereto and the concurrent retirement of any other Debt constituting Priority Debt,

               (i) no Default or Event of Default exists, and

               (ii) the aggregate amount of Priority Debt does not exceed ten percent (10%) of Consolidated Tangible Assets.

     In case any  property  shall be  subjected  to a Lien in  violation of this
Section 10.4, the Company will forthwith make or cause to be made, to the fullest extent permitted by applicable law, provision whereby the Notes will be secured equally and ratably as to such property with all other obligations secured thereby pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will promptly cause to be delivered to each holder of a Note an opinion, reasonably satisfactory to the Required Holders, of Gardere Wynne Sewell & Riggs, L.L.P. or other independent counsel satisfactory to the Required Holders to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any event the Notes shall have the benefit, to the full extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such property (and any proceeds thereof) securing the Notes. Such violation of this Section 10.4 will constitute an Event of Default hereunder, whether or not any such provision is made or any equitable Lien is created pursuant to this Section 10.4.

     10.5 Mergers and Consolidations.

     The Company will not, and will not permit any of the Restricted Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer, spin-off or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary may (x) consolidate with or merge with, or convey, transfer, spin-off or lease substantially all of its assets in a single transaction or series of transactions to, another Restricted Subsidiary or the Company and (y) convey, transfer, spin-off or lease all of its assets in compliance with the provisions of Section 10.6), PROVIDED that the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer, spin-off or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, spin-off or lease substantially all of the assets of the Company as an entirety, as the case may be (the "SUCCESSOR CORPORATION"), shall be a solvent corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall conduct substantially all of its business in one or more of such jurisdictions;

          (b) if the Company is not the Successor Corporation, such corporation shall have executed and delivered to each holder its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder an opinion, reasonably satisfactory to the Required Holders, of Gardere Wynne Sewell & Riggs, L.L.P. or other nationally recognized independent counsel satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

          (c) immediately prior to, and immediately after giving effect to, such transaction, no Default or Event of Default would exist; and

          (d)immediately after giving effect to such transaction, the Successor Corporation would be permitted, pursuant to the provisions of Section 10.3, to incur at least One Dollar ($1) of additional Debt owing to a Person other than a Restricted Subsidiary of the Successor Corporation.

No such conveyance, transfer, spin-off or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement or the Notes.

     10.6 Sale of Assets.

          (a) Sale of Assets. The Company will not, and will not permit any of the Restricted Subsidiaries to, make any Transfer, PROVIDED that the foregoing restriction does not apply to a Transfer if:

               (i) the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Restricted Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an "ORDINARY COURSE TRANSFER");

               (ii) either

                    (A) such  Transfer is from a  Restricted  Subsidiary  to the
               Company or a Wholly-Owned Restricted Subsidiary, or

                    (B) such  Transfer  is from the  Company  to a  Wholly-Owned
               Restricted Subsidiary,

          so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (collectively with any Ordinary Course Transfers, "EXCLUDED TRANSFERS"); or

               (iii) such Transfer is not an Excluded Transfer and all of the following conditions shall have been satisfied with respect thereto:

                    (A) such Transfer does not involve a Substantial  Portion of the property of the Company and the Restricted Subsidiaries,

                    (B) in the good faith  opinion of the Company,  the Transfer is in exchange for consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company, and

                    (C) immediately  after giving effect to such  transaction no
               Default or Event of Default would exist.

          (b) Debt Prepayment Transfers and Reinvested Transfers.

               (i) Notwithstanding the provisions of Section 10.6(a), the determination of whether a Transfer involves a Substantial Portion of the property of the Company and the Restricted Subsidiaries, as provided in Section 10.6(a)(iii)(A), shall be made without taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion of the Net Asset Sale Proceeds Amount (the "DESIGNATED PORTION") to be applied to either a prepayment of the Notes pursuant to Section 8.2 (a "PREPAYMENT TRANSFER") or the acquisition of assets similar to the assets which were the subject of such Transfer (a "REINVESTED TRANSFER") within one hundred eighty (180) days of the consummation of such Transfer, as specified in an Officer's Certificate delivered to each holder prior to, or contemporaneously with, the consummation of such Transfer.

               (ii) If, notwithstanding the certificate referred to in the foregoing clause (i), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.6(b)(i), the computation of whether such Transfer involved a Substantial Portion of the property of the Company and the Restricted Subsidiaries shall be recomputed, as of the date of such Transfer, by taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion of the Net Asset Sale Proceeds Amount actually applied to either a Prepayment Transfer or a Reinvested Transfer within such period. If, upon the recomputation provided for in the preceding sentence, such Transfer involved a Substantial Portion of the property of the Company and the Restricted Subsidiaries, an Event of Default shall be deemed to have existed as of the expiration of such period.

          (c) Certain Definitions. The following terms have the following meanings:

               (i) DISPOSITION VALUE -- means, at any time, with respect to any Transfer of property,

                    (A) in the case of property that does not constitute capital stock of a Restricted Subsidiary, the book value thereof, valued at the amount taken into account (or which would be taken into account) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, and

                    (B) in the case of property that  constitutes  capital stock of a Restricted Subsidiary, an amount equal to that percentage of the book value of the assets of the Restricted Subsidiary that issued such capital stock as is equal to the percentage that the book value of such capital stock represents of the book value of all of the outstanding capital stock of such Restricted Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of the date of the balance sheet referred to in the foregoing clause
               (A).

               (ii) SUBSTANTIAL PORTION -- means, at any time, any property subject to a Transfer if

                    (A) the  Disposition  Value of such property,  when added to the Disposition Value of all other property of the Company and the Restricted Subsidiaries that has been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the then current fiscal year of the Company, exceeds an amount equal to ten percent (10%) of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, or

                    (B) the  Disposition  Value of such property,  when added to the Disposition Value of all other property of the Company and the Restricted Subsidiaries that has been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the period beginning on the Closing Date and ending on and including the date of the consummation of such Transfer, exceeds an amount equal to twenty percent (20%) of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1 hereof.

               (iii) TRANSFER -- means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, capital stock of any other Person.

     10.7 Restricted Payments and Restricted Investments.

          (a) Limitation. The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, declare, make or incur any liability to make any Restricted Payment or make or authorize any Restricted Investment UNLESS immediately after giving effect to such action:

               (i) the sum of (x) the aggregate amount of outstanding Restricted Investments (valued immediately after such action), PLUS (y) the aggregate amount of Restricted Payments of the Company and the Restricted Subsidiaries declared or made during the period commencing on the Closing Date, and ending on the date such Restricted Payment or Restricted Investment is declared or made, inclusive, would not exceed the sum of

                    (A) Thirty-Five Million Dollars ($35,000,000), PLUS

                    (B) fifty percent (50%) of  Consolidated  Net Income for the period commencing January 1, 1999 and ending on the date such Restricted Payment or such Restricted Investment is declared or made (or MINUS 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss), PLUS

                    (C) the aggregate  amount of Net Proceeds of Common Stock of the Company for such period; and

               (ii) the Company could incur, pursuant to Section 10.3, at least One Dollar ($1) of additional Debt owing to a Person other than a Restricted Subsidiary; and

               (iii) no Default or Event of Default would exist.

          (b) Time of Payment. The Company will not, nor will it permit any of the Restricted Subsidiaries to, authorize a Restricted Payment that is not payable within sixty (60) days of authorization.

          (c) Investments of Subsidiaries. Each Person which becomes a Restricted Subsidiary after the Closing Date will be deemed to have made, on the date such Person becomes a Restricted Subsidiary, all Restricted Investments of such Person in existence on such date. Investments in any Person that ceases to be a Restricted Subsidiary after the Closing Date (but in which the Company or another Restricted Subsidiary continues to maintain an Investment) will be deemed to have been made on the date on which such Person ceases to be a Restricted Subsidiary.

     10.8 Limitations on Certain Restricted Subsidiary Actions.

     The  Company  will  not,  and  will  not  permit  any  of  the   Restricted
Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary's legal ability or right to:

          (a) pay dividends or make any other distributions on its common stock;

          (b) pay any Debt owing to the Company or another Restricted Subsidiary (other than waivers of subrogation);

          (c)  make  any  Investment  in  the  Company  or  another   Restricted
     Subsidiary;

          (d) transfer its property to the Company or another Restricted Subsidiary (except that any such agreement may (i) prohibit the assignment of contractual rights, (ii) include grants of contractual rights of first refusal, and (iii) include similar contractual obligations not unusual in the course of such Restricted Subsidiary's business); or

          (e) Guaranty the Notes or any renewals or refinancings thereof;

PROVIDED, however, that

               (i) the restrictions of this Section 10.8 shall not apply to

                    (A) any such  agreement in existence on the Closing Date and set forth in Schedule 10.8,

                    (B) this Agreement, or

                    (C) other agreements relating to the creation of Senior Debt incurred in accordance with the terms of this Agreement, and

               (ii) the restrictions of clause (d) of this Section 10.8 shall not apply to any agreement relating to the creation of Priority Debt or Debt of Restricted Subsidiaries secured by Liens permitted by
          Section 10.4(a) to Section 10.4(i), inclusive, to the extent that such restrictions limit the ability of any Restricted Subsidiary to transfer the Property that secures such Priority Debt or such other Debt;

PROVIDED further that, in the case of the foregoing clauses (i) and (ii), such agreement does not impose any limitations on any Restricted Subsidiary's ability to perform its obligations under the Subsidiary Guaranty.

     10.9 Affiliate Transactions.

     The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any transaction (other than transactions among the Company and its wholly-owned Unrestricted Subsidiaries that are not, individually or in the aggregate, Material), including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of the Company or any of its Restricted Subsidiaries, except in the ordinary course of business of the Company or such Restricted Subsidiary and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     10.10 Line of Business.

     The Company will not, and will not permit any of the Subsidiaries to, engage in any business if, as a result, the Company and the Subsidiaries, taken as a whole, would not be engaged primarily in the provision of (a) seismic data services, (b) exploration for, and development and ownership of, gas and oil reserves, (c) gas marketing and (d) businesses related to the foregoing businesses.

11. EVENTS OF DEFAULT.

     An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal of or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.9, inclusive, except as set forth in paragraph 11(d) below with respect to Section 10.4; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or incurs at any time Liens of the types described in paragraphs (a), (b) and (c) of Section 10.4 for obligations then due aggregating less than Five Million Dollars ($5,000,000), and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(d)); or

          (e) any representation or warranty made in writing by or on behalf of the Company or any Restricted Subsidiary or by any officer of the Company or any Restricted Subsidiary in this Agreement or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any one or more issues of outstanding Debt in an aggregate principal amount of at least Ten Million Dollars ($10,000,000) beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any one or more issues of Debt in an aggregate outstanding principal amount of at least Ten Million Dollars ($10,000,000) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and the effect of such default or condition is to cause, or the holder or holders of such obligation (or a trustee on behalf of such holder or holders) as a result of such default or condition actually cause, such obligation to become due prior to any originally stated maturity, or to be repurchased by the Company or any Restricted Subsidiary prior to any originally scheduled maturity; or

          (g) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of the Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of the Subsidiaries, or any such petition shall be filed against the Company or any of the Subsidiaries and such petition shall not be dismissed within sixty (60) days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of Five Million Dollars ($5,000,000) are rendered against one or more of the Company and the Subsidiaries and such judgments are not, within forty-five (45) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within forty-five (45) days after the expiration of such stay; or

          (j) (i) the Subsidiary Guaranty shall cease to be in full force and effect or shall be declared by a court or Governmental Authority of competent jurisdiction to be void, voidable or unenforceable against any Restricted Subsidiary,

               (ii) the validity or  enforceability  of the Subsidiary  Guaranty
          against  any  Restricted   Subsidiary   shall  be  contested  by  such
          Restricted Subsidiary, the Company or any Affiliate, or

               (iii) any Restricted Subsidiary, the Company or any Affiliate shall deny that such Restricted Subsidiary has any further liability or obligation under the Subsidiary Guaranty.

12.  REMEDIES ON DEFAULT, ETC.

     12.1 ACCELERATION.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c) If any  Event of  Default  described  in  paragraph  (a) or (b) of
     Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, PLUS (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2 Other Remedies.

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     12.3 Rescission.

     At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4 No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to each holder on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1 Registration of Notes.

     The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders.

     13.2 Transfer and Exchange of Notes.

     Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof, and subject to compliance with all restrictions on transfer set forth herein and in such Note), the Company shall execute and deliver, at the Company's expense (except as provided below), promptly and, in any event, within ten (10) days of the surrender of such Note by the registered holder thereof, one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1D, Exhibit 1E or Exhibit 1F, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than One Hundred Thousand Dollars ($100,000), PROVIDED that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than One Hundred Thousand Dollars ($100,000). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 (unless such transfer is effected pursuant to a transaction in which the representation set forth in such
Section is not required in order to comply with the securities laws applicable to such transfer) and Section 6.3.

     13.3 Replacement of Notes.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if an original Purchaser or another holder of Notes that is a Qualified Institutional Buyer is the holder of such Note, the unsecured agreement of indemnity of such holder shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and, within ten (10) days after such receipt, deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.  PAYMENTS ON NOTES.

     14.1 Place of Payment.

     The Company will punctually pay, or cause to be paid, the principal of and interest (and Make-Whole Amount, if any) on the Notes, as and when the same shall become due and payable according to the terms hereof and of the Notes. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the principal office of the Company in Texas. The Company may at any time, by notice to each holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

     14.2 Home Office Payment.

     So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement.

15.  EXPENSES, ETC.

     15.1 Transaction Expenses.

     Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable attorneys' fees of Hebb & Gitlin, special counsel to you and the Other Purchasers, in connection with such transactions, and will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder in connection with the consideration, evaluation, analysis, assessment, negotiation, preparation and/or execution of any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not any such amendment, waiver or consent becomes effective), or in connection with any controversy or potential controversy thereunder, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

     15.2 Survival.

     The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note (but not the payment in full of all of the Notes), and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

     17.1 Requirements.

     This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of
Section 1 to Section 6, inclusive, or Section 21, or any defined term as it is used therein, will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

     17.2 Solicitation of Holders.

          (a) Solicitation. The Company will provide each holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders.

          (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder as consideration for, as an inducement to, or otherwise in connection with the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder then outstanding even if such holder did not consent to such waiver or amendment.

          (c) Scope of Consent. Any consent made pursuant to this Section 17.2 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

     17.3 Binding Effect, etc.

     Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders and is binding upon them and upon each future holder of any Notes and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     17.4 Notes held by Company, etc.

     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, any Wholly-Owned Restricted Subsidiary or any of the Company's Affiliates shall be deemed not to be outstanding.

18.  NOTICES.

     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

               (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

               (ii) if to any other holder, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Company's Chief Financial Officer, or at such other address as the Company shall have specified to each of the holders in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.  REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.  CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you and will use such Confidential Information only for the purposes of evaluating and administering your investment in the Notes, PROVIDED that you may deliver or disclose Confidential Information to

               (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes),

               (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

               (iii) any other holder,

               (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
          20),

               (v) any Institutional Investor from which you offer to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

               (vi)  any   federal  or  state   regulatory   authority   having
          jurisdiction over you,

               (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or

               (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement.

Each holder, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.

21.  SUBSTITUTION OF PURCHASER.

     You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder under this Agreement.

22.  MISCELLANEOUS.

     22.1 Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2 Payments Due on Non-Business Days.

     If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first (1st) Business Day following the day on which such payment shall have so fallen due, PROVIDED that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first (1st) following Business Day, such interest shall accrue and be payable to (but not including) the actual date of payment and the amount of the next succeeding interest payment shall be adjusted accordingly.

     22.3 Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4 Construction.

     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     22.7 Consent to Jurisdiction; Appointment of Agent.

          (a) Consent to Jurisdiction. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR THEREUNDER, BROUGHT BY ANY HOLDER OF NOTES AGAINST THE COMPANY OR ANY OF ITS PROPERTY, MAY BE BROUGHT BY SUCH HOLDER OF NOTES IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK, AS SUCH HOLDER OF NOTES MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY HOLDER OF NOTES TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION AS MAY BE PERMITTED BY APPLICABLE LAW.

          (b) Agent for Service of Process. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED (POSTAGE PREPAID) SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR THEREUNDER, BROUGHT BY ANY HOLDER OF NOTES AGAINST THE COMPANY OR ANY OF ITS PROPERTY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK:

               CT CORPORATION SYSTEM
               1633 BROADWAY
               NEW YORK, NEW YORK 10019

     TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS. THE COMPANY SHALL AT ALL TIMES MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK CITY, NEW YORK AND MAY FROM TIME TO TIME APPOINT SUCCEEDING AGENTS FOR SERVICE OF PROCESS BY NOTIFYING EACH HOLDER OF NOTES OF SUCH APPOINTMENT, WHICH AGENTS SHALL BE ATTORNEYS, OFFICERS OR DIRECTORS OF THE COMPANY, OR CORPORATIONS WHICH IN THE ORDINARY COURSE OF BUSINESS ACT AS AGENTS FOR SERVICE OF PROCESS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY HOLDER OF NOTES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW.

     22.8 Defeasance.

          (a) Option of Company. Anything to the contrary contained herein notwithstanding, the Company may, in its sole discretion and at any time upon not less than thirty (30) days' prior written notice to all holders, elect to establish a trust (the "TRUST"), solely in favor of all holders of the Notes then outstanding, and irrevocably and absolutely assign, transfer, and convey to, and deposit into, said Trust an amount of United States Governmental Securities having interest and principal payments sufficient to pay in full all remaining principal and interest payments and, if any principal is to be repaid on a date other than the date scheduled therefor in Section 8.1, together with the Make-Whole Amount, if any, as the same shall fall due, in respect of all Notes then outstanding.

          (b) Discharge. Provided that

               (i) the Trust, the trustee thereof, and the terms and conditions (as well as the form and substance) of the indenture whereby the Trust shall have been established shall be reasonably satisfactory to the Required Holders,

               (ii) the purchase price of the United States Governmental Securities to be deposited into the Trust shall have been fully paid by the Company, and such United States Governmental Securities shall have been so deposited into the Trust (and each holder shall have received written verification thereof by the trustee of the Trust) and shall, as so deposited, be unencumbered by any Lien and sufficient to pay all principal, interest and Make-Whole Amount, if any, to fall due on the Notes then outstanding as provided in Section 22.8(a) (and each holder shall have received written verification of such sufficiency by the independent certified public accountants of recognized national standing selected by the Company),

               (ii) the Company shall have (A) paid in full all fees, costs and expenses of the trustee of the Trust and of all holders incurred in connection with the preparation of the trust indenture and the establishment of the Trust, including, without limitation, all reasonable attorneys' fees and disbursements, and (B) prepaid in full any and all fees, costs and expenses of the trustee of the Trust for the entire term of the Trust (and the holders of the Notes shall have received written confirmation from the trustee confirming its receipt of the payments required to be made to it pursuant to this clause
          (iii)),

               (iv) the Company shall have no continuing legal or equitable interest in the Trust or the United States Governmental Securities deposited into the Trust (other than a reversionary interest in any such United States Governmental Securities or the proceeds therefrom, remaining after the full, final and indefeasible payment of the principal amount of the Notes and all interest and Make-Whole Amount, if any, thereon) and shall have no right to direct or instruct the trustee of the Trust, or to remove such trustee, or otherwise to require such trustee to take any action with respect to such United States Governmental Securities or otherwise,

               (v) no Event of Default shall have occurred and be continuing at the time of such deposit,

               (vi) the Company shall have delivered the written notice referred to in Section 22.8(a) hereof to the holders and a legal opinion of Gardere Wynne Sewell & Riggs, L.L.P. or other independent counsel to the Company, reasonably satisfactory to the Required Holders stating, among other things which the Required Holders may reasonably request, that (A) the Trust is validly created and duly constituted and that the sole beneficiaries thereof are the holders, (B) the United States Governmental Securities deposited therein were validly contributed to the Trust and constitute a legal and valid RES of the Trust, (C) the Company's actions in creating the Trust and contributing the United States Governmental Securities thereto were duly authorized and valid,
          (D) the Company, as the settlor of the Trust, has no right, title or interest in and to the Trust or the RES thereof (other than a reversionary interest in any United States Governmental Securities, or the proceeds thereof, remaining after the full, final and indefeasible payment of the principal amount of the Notes and all interest and Make-Whole Amount, if any, thereon) and has no power of direction, or right of removal, with respect to the trustee of the Trust, (E) if any of the events described in clause (g) or clause (h) of Section 11 were to occur, the Trust and the RES thereof would not be part of the estate of the Company and (F) the creation of the Trust and the depositing of the United States Governmental Securities therein shall not, for purposes of the Code with respect to any holder, result in a taxable event whereby (I) such holder may become liable to pay a tax on any gain deemed to have arisen with respect to such transaction or
          (II) such holder shall have been deemed to have suffered a loss with respect to such transaction,

               (vii all principal, interest costs, expenses and other sums due and payable to the holders under the this Agreement, the Other Agreements and the Notes on the date the Trust is created shall have been paid in full, and

               (viii) the Company shall have delivered to the holders an opinion of independent certified public accountants of recognized national standing selected by the Company, reasonably satisfactory to the Required Holders and prepared at the expense of the Company (PROVIDED that the Company shall have the right to negotiate with such accountants regarding the cost of furnishing such opinion), stating that under GAAP the creation of the Trust and the depositing of the United States Governmental Securities therein shall not result, with respect to any holder, in an exchange of the Note or Notes of such holder for all or part of such United States Governmental Securities which exchange would result in a gain or loss being realized by such holder under GAAP in respect of such transaction, then, and in that case, all obligations of the Company under this Agreement, the Other Agreements and the Notes shall be discharged; PROVIDED, HOWEVER, if the contribution to the Trust of any United States Governmental Securities is invalidated, declared to be fraudulent or preferential, set aside, or if any such United States Governmental Securities are required to be returned or redelivered to the Company, or any custodian, trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such invalidation, return or redelivery, the obligations under this Agreement, the Other Agreements and the Notes (less any payments, which shall not have been themselves invalidated, returned or redelivered, made thereon from or in respect of the United States Governmental Securities so invalidated, returned or redelivered) shall be revived and restored.

     22.9 GAAP.

     Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date as of which such computation is required to be determined, provided, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term was defined with reference solely to generally accepted accounting principles, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

     22.10 Usury.

     It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Notes, or in any of the documents securing payment thereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "MAXIMUM RATE"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Notes or in any of the documents securing payment thereof or otherwise relating hereto, then in such event

          (a) the provisions of this Section 22.10 shall govern and control,

          (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment on the Notes, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate,

          (c) any such excess with respect to any such Note which may have been collected shall, at the election of the holder of such Note, be either applied as a credit against the then unpaid principal amount on such Note or refunded to the Company, and

          (d) the provisions hereof and of the Notes and any documents securing payment thereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term of the Notes so that the effective rate of interest thereunder is uniform throughout the term thereof.

                       [Next page is the signature page.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                      Very truly yours,

                                      SEITEL, INC.



                                      By /s/ Debra D. Valice
                                        -------------------------------
                                      Name: Debra D. Valice
                                      Title: Executive Vice President of Finance

The foregoing is hereby
agreed to as of the
date thereof.

[Separately executed by each of the
following Purchasers.]

PRINCIPAL LIFE INSURANCE COMPANY,
By Principal Capital Management, LLC,
a Delaware limited liability company,
its authorized signatory

By /s/ Jon C. Heiny
   -----------------------------------
Name:  Jon C. Heiny
Its:  Counsel


By /s/ James C. Fifield
   -----------------------------------
Name:  James C. Fifeld
Its:  Counsel

PRINCIPAL LIFE INSURANCE COMPANY,
ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS,
By Principal Capital Management, LLC,
a Delaware limited liability company,
its authorized signatory

By /s/ Jon C. Heiny
   -----------------------------------
Name:  Jon C. Heiny
Its:  Counsel

By /s/ James C. Fifield
   -----------------------------------
Name:  James C. Fifeld
Its:  Counsel


COMMERCIAL UNION LIFE INSURANCE
COMPANY OF AMERICA,
a Delaware Corporation, by its attorney in fact, Principal Life Insurance Company, an Iowa corporation

By /s/ Jon C. Heiny
   -----------------------------------
Name:  Jon C. Heiny
Its:  Counsel

By /s/ James C. Fifield
   -----------------------------------
Name:  James C. Fifeld
Its:  Counsel


ALLSTATE LIFE INSURANCE COMPANY

By /s/ Charles D. Mires
   -----------------------------------
Name:  Charles D. Mires

By /s/ Patricia W. Wilson
   -----------------------------------
Name:  Patricia W. Wilson

     Authorized Signatories


PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:  Provident Investment Management, LLC
Its Agent

By /s/ David Fussell
   -----------------------------------
Name:  David Fussell
Title:  Vice President


THE PAUL REVERE LIFE INSURANCE COMPANY
By:  Provident Investment Management, LLC
Its Agent

By /s/ David Fussell
   -----------------------------------
Name:  David Fussell
Title:  Vice President


C.M. LIFE INSURANCE COMPANY

By /s/ Richard C. Morrison
   -----------------------------------
Name:  Richard C. Morrison
Title:  Investment Officer


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By /s/ Richard C. Morrison
   -----------------------------------
Name:  Richard C. Morrison
Title:  Managing Director


UNITED OF OMAHA LIFE INSURANCE COMPANY

By /s/ Edwin H. Garrison Jr.
   -----------------------------------
Name:  Edwin H. Garrison Jr.
Title:  First Vice President


PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

By /s/ Laurence P. Fleming
   -----------------------------------
Name:  Laurence P. Fleming
Title:  Vice President


RELIASTAR LIFE INSURANCE COMPANY

By /s/ James V. Wittich
   -----------------------------------
Name:  James V. Witich
Title:  Authorized Representative


NORTHERN LIFE INSURANCE COMPANY

By /s/ James V. Wittich
   -----------------------------------
Name:  James V. Wittich
Title:  Assistant Treasurer


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By /s/ James V. Wittich
   -----------------------------------
Name:  James V. Witich
Title:  Vice President, Investments


SECURITY CONNECTICUT LIFE INSURANCE COMPANY

By /s/ James V. Wittich
   -----------------------------------
Name:  James V. Witich
Title:  Assistant Treasurer


THE TRAVELERS INSURANCE COMPANY

By /s/ John F. Gilsenan
   -----------------------------------
Name:  John F. Gilsenan
Title:  Second Vice President


TRUSTMARK LIFE INSURANCE CO.

By /s/ Jerry Hitpas
   -----------------------------------
Name:  Jerry Hitpas
Title:  Sr. Vice President


PAN-AMERICAN LIFE INSURANCE COMPANY

By /s/ F.A. Stone
   -----------------------------------
Name:  F. Anderson Stone
Title:  Vice President Corporate Securities


REPUBLIC WESTERN INSURANCE COMPANY

By /s/ Kristin Spears
   -----------------------------------
Name:  Kristin Spears
Title:  Asst. Vice President Investments


OXFORD LIFE INSURANCE COMPANY

By /s/ Larry D. Goodyear
   -----------------------------------
Name:  Larry D. Goodyear
Title:  Sr. Vice President


UNITED LIFE INSURANCE COMPANY

By /s/ J. Scott McIntyre, Jr.
   -----------------------------------
Name:  J. Scott McIntyre, Jr.
Title:  Chairman

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PRINCIPAL LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PRINCIPAL LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RD-1; $6,900,000
Principal Amount                         RD-2; $1,000,000
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             ABA #073000228
                                         Norwest Bank Iowa, N.A.
                                         7th and Walnut Streets
                                         Des Moines, Iowa 50309
                                         For credit to Principal Life Insurance
                                         Company
                                         Account No. 0000014752
                                         Bond No. 1-B-62003
                                         OBI PFGSE (S) B0062003()Seitel
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.03% Series D
                                                            Senior Notes due
                                                            2004
                                         Security Number:   816074 B* 8
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  (515) 247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities
                                         Fax:  (515) 248-2490
                                         Tel:  (515) 248-3495
---------------------------------------- ---------------------------------------
Other Instructions                       PRINCIPAL LIFE INSURANCE COMPANY
                                         By Principal Capital Management, LLC,
                                         a Delaware limited liability
                                         company, its authorized signatory
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  515-246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PRINCIPAL LIFE INSURANCE COMPANY ON
                                         BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PRINCIPAL LIFE INSURANCE COMPANY ON
                                         BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RD-3; $2,100,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Citibank New York
                                         ABA #021000089 To Credit Account No.
                                         36858201
                                         For Further Credit to Principal Life-
                                         Dupont Separate Account No. 847958
                                         Bond No. 800-B-62003
                                         OBI PFGSE (S) B0062043()Seitel
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.03% Series D
                                                            Senior Notes due
                                                            2004
                                         Security Number:   816074 B* 8
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  (515) 247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities
                                         Fax:  (515) 248-2490
                                         Tel:  (515) 248-3495
---------------------------------------- ---------------------------------------
Other                                    Instructions  PRINCIPAL  LIFE INSURANCE
                                         COMPANY,  ON  BEHALF  OF  ONE  OR  MORE
                                         SEPARATE ACCOUNTS, By Principal Capital
                                         Management,  LLC,  a  Delaware  limited
                                         liability   company,   its   authorized
                                         signatory
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  515-246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PRINCIPAL LIFE INSURANCE COMPANY ON
                                         BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PRINCIPAL LIFE INSURANCE COMPANY
                                         ON BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-1; $8,500,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             ABA #073000228
                                         Norwest Bank Iowa, N.A.
                                         7th and Walnut Streets
                                         Des Moines, IA 50309
                                         For credit to Principal Life Insurance
                                         Company
                                         Account No. 0000032395
                                         Bond No. 16-B-62004
                                         OBI PFGSE (S) B0062004()Seitel
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  515-247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities
                                         Fax:  (515) 248-2490
                                         Tel:  515-248-3495
---------------------------------------- ---------------------------------------
Other                                    Instructions  PRINCIPAL  LIFE INSURANCE
                                         COMPANY,  ON  BEHALF  OF  ONE  OR  MORE
                                         SEPARATE ACCOUNTS, By Principal Capital
                                         Management,  LLC,  a  Delaware  limited
                                         liability   company,   its   authorized
                                         signatory
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  515-246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           COMMERCIAL UNION LIFE INSURANCE COMPANY
                                         OF AMERICA
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         COMMERCIAL UNION LIFE INSURANCE COMPANY
                                         OF AMERICA
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-2; $1,500,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             First Union (Philadelphia)
                                         ABA #031201467
                                         1500 Market Street
                                         Philadelphia, PA 19102-2509
                                         Attn:  Joe Aman
                                         DDA 5000012398064
                                         Bond No. 400-B-62004
                                         For further credit to Account No.
                                         060073-02-4 (Commercial Union Life
                                         Insurance Company of America/Principal)
--------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Commercial Union Life Insurance Company
                                         of America
                                         c/o Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  (515) 247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Commercial Union Life Insurance Company
                                         of America
                                         c/o Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities - Jon
                                         Davidson
                                         Fax:  (515) 248-2490
                                         Tel:  515-248-3495
---------------------------------------- ---------------------------------------
Other Instructions                       COMMERCIAL UNION LIFE INSURANCE COMPANY
                                         OF AMERICA,
                                         a Delaware corporation, by its attorney
                                         in  fact,   Principal   Life  Insurance
                                         Company of America, an Iowa corporation
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Commercial Union Life Insurance Company
                                         of America
                                         c/o Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  515-246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PRINCIPAL LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PRINCIPAL LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RF-1; $12,000,000
Principal Amount                         RF-2; $1,000,000
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             ABA #073000228
                                         Norwest Bank Iowa, N.A.
                                         7th and Walnut Streets
                                         Des Moines, Iowa 50309
                                         For credit to Principal Life Insurance
                                         Company
                                         Account No. 0000014752
                                         Bond No. 1-B-62005
                                         OBI PFGSE (S) B0062005()Seitel
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  (515) 247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities
                                         Fax:  (515) 248-2490
                                         Tel:  (515) 248-3495
---------------------------------------- ---------------------------------------
Other Instructions                       PRINCIPAL LIFE INSURANCE COMPANY,
                                         By Principal Capital Management, LLC,
                                         a Delaware limited liability
                                         company, its authorized signatory
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  (515) 246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PRINCIPAL LIFE INSURANCE COMPANY ON
                                         BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PRINCIPAL LIFE INSURANCE COMPANY ON
                                         BEHALF OF ONE OR MORE SEPARATE
                                         ACCOUNTS
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RF-3; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             ABA #073000228
                                         Norwest Bank Iowa, N.A.
                                         7th and Walnut Streets
                                         Des Moines, Iowa 50309
                                         For credit to Principal Life Insurance
                                         Company
                                         Account No. 0000032395
                                         Bond No. 16-B-62005
                                         OBI PFGSE (S) B0062005()Seitel
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0960
                                         Attn:  Investment Accounting -
                                         Securities
                                         Fax:  (515) 248-2643
                                         Tel:  (515) 247-0689
---------------------------------------- ---------------------------------------
Address for All other Notices            Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0800
                                         Attn:  Investment - Securities
                                         Fax:  (515) 248-2490
                                         Tel:  (515) 248-3495
---------------------------------------- ---------------------------------------
Other                                    Instructions  PRINCIPAL  LIFE INSURANCE
                                         COMPANY,  ON  BEHALF  OF  ONE  OR  MORE
                                         SEPARATE ACCOUNTS, By Principal Capital
                                         Management,  LLC,  a  Delaware  limited
                                         liability   company,   its   authorized
                                         signatory
                                         By_______________________
                                         Its:
                                         By_______________________
                                         Its:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Jon C. Heiny, Esq.
                                         Principal Capital Management, LLC
                                         801 Grand Avenue
                                         Des Moines, Iowa 50392-0301
                                         Tel:  (515) 246-7522
---------------------------------------- ---------------------------------------
Tax Identification Number                42-0127290
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           ALLSTATE LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         ALLSTATE LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RD-4; $5,000,000
Principal Amount                         RE-3; $5,000,000
                                         RF-4; $5,000,000
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             BBK -    Harris Trust and Savings Bank
                                                  ABA #071000288
                                         BNF -    Allstate Life Insurance
                                                  Company
                                                  Collection Account #168-117-0
                                         ORG -    Seitel, Inc.
                                         OBI -    DPP   -   (Enter   Private
                                                  Placement  No., if  available)
                                                  Payment  Due  Date  (MM/DD/YY)
                                                  P___  (Enter  "P" & amount  of
                                                  principal being remitted,  for
                                                  example,    P5000000.00)   I__
                                                  (Enter   "I"   &   amount   of
                                                  interest being  remitted,  for
                                                  example, I225000.00)
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.03% Series D
                                                            Senior Notes due
                                                            2004
                                         Security Number:   816074 B* 8
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Allstate Insurance Company
                                         Investment Operations - Private
                                         Placements
                                         3075 Sanders Road, STE G4A
                                         Northbrook, IL 60062-7127
                                         Tel:  (847) 402-2769
                                         Fax:  (847) 326-5040
---------------------------------------- ---------------------------------------
Address for All other Notices            Allstate Life Insurance Company
                                         Private Placements Department
                                         3075 Sanders Road, STE G3A
                                         Northbrook, IL 60062-7127
                                         Tel:  (847) 402-4394
                                         Fax:  (847) 402-3092
---------------------------------------- ---------------------------------------
Other Instructions                       ALLSTATE LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         By_______________________
                                         Name:
                                                  Authorized Signatories
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Citibank, Federal Savings Bank
                                         U.S. Custody & Employee Benefit Trust
                                         500 W. Madison Street, Floor 6, Zone 4
                                         Chicago, IL 60661-2591
                                         Attention: Ellen Lorden
                                         For Allstate Life Insurance Company/
                                         Safekeeping Account No. 846627
---------------------------------------- ---------------------------------------
Tax Identification Number                36-2554642
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------

PURCHASER NAME                           ALLSTATE LIFE INSURANCE COMPANY/
                                         NORTHBROOK LIFE INSURANCE COMPANY -
                                         TRUST
---------------------------------------- ---------------------------------------
Name                                     in Which Note is  Registered  CITIBANK,
                                         FEDERAL   SAVINGS  BANK  AS  COLLATERAL
                                         AGENT AND  TRUSTEE  UNDER THE  SECURITY
                                         AND   TRUST   AGREEMENT   DATED  AS  OF
                                         SEPTEMBER  1,  1993   (NORTHBROOK  LIFE
                                         INSURANCE  COMPANY,  SECURED  PARTY AND
                                         BENEFICIARY)
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RD-5; $5,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             BBK -    Harris Trust and Savings Bank
                                                  ABA #071000288
                                         BNF -    Allstate Life Insurance
                                                  Company
                                                  Collection Account #168-124-6
                                         ORG -    Seitel, Inc.
                                         OBI -    DPP   -   (Enter   Private
                                                  Placement  No., if  available)
                                                  Payment  Due  Date  (MM/DD/YY)
                                                  P___  (Enter  "P" & amount  of
                                                  principal being remitted,  for
                                                  example,    P5000000.00)   I__
                                                  (Enter   "I"   &   amount   of
                                                  interest being  remitted,  for
                                                  example, I225000.00)
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.03% Series D
                                                            Senior Notes due
                                                            2004
                                         Security Number:   816074 B* 8
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Allstate Insurance Company
                                         Investment Operations - Private
                                         Placements
                                         3075 Sanders Road, STE G4A
                                         Northbrook, IL 60062-7127
                                         Tel:  (847) 402-2769
                                         Fax:  (847) 326-5040
---------------------------------------- ---------------------------------------
Address for All other Notices            Allstate Life Insurance Company
                                         Private Placements Department
                                         3075 Sanders Road, STE G3A
                                         Northbrook, IL 60062-7127
                                         Tel:  (847) 402-4394
                                         Fax:  (847) 402-3092
---------------------------------------- ---------------------------------------
Other Instructions                       ALLSTATE LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         By_______________________
                                         Name:
                                                  Authorized Signatories
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Citibank, Federal Savings Bank
                                         U.S. Custody & Employee Benefit Trust
                                         500 W. Madison Street, Floor 6, Zone 4
                                         Chicago, IL 60661-2591
                                         Attention: Ellen Lorden
                                         For Allstate Life Insurance Company/
                                         Safekeeping Account No. 846635
---------------------------------------- ---------------------------------------
Tax Identification Number                36-2554642
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PROVIDENT LIFE AND ACCIDENT INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         CUDD & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RF-5; $10,000,000
Principal Amount                         RF-6; $5,000,000
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             CUDD & Co.
                                         c/o The Chase Manhattan Bank
                                         New York, NY
                                         ABA No. 021 000 021
                                         SSG Private Income Processing
                                         A/C #900-9-000200
                                         Custodial Account No. G06704
                                         Please reference: Issuer
                                                           PPN
                                                           Coupon
                                                           Maturity
                                                           Principal - $________
                                                           Interest - $_________
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Provident Investment Management, LLC
                                         Private Placements
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-1365
                                         Fax:  (423) 755-3351
---------------------------------------- ---------------------------------------
Address for All other Notices            Provident Investment Management, LLC
                                         Private Placements
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-1365
                                         Fax:  (423) 755-3351
---------------------------------------- ---------------------------------------
Other Instructions                       PROVIDENT LIFE AND ACCIDENT INSURANCE
                                         COMPANY
                                         By: PROVIDENT INVESTMENT MANAGEMENT,LLC
                                         Its: Agent
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        R. Brendan Olin, Esq.
                                         Provident Companies, Inc.
                                         Law Department
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-7282
---------------------------------------- ---------------------------------------
Tax Identification Number                13-6022143 (CUDD & CO.)
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           THE PAUL REVERE LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         CUDD & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RF-7; $5,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             CUDD & Co.
                                         c/o The Chase Manhattan Bank
                                         New York, NY
                                         ABA No. 021 000 021
                                         SSG Private Income Processing
                                         A/C #900-9-000200
                                         Custodial Account No. G06992
                                         Please reference: Issuer
                                                           PPN
                                                           Coupon
                                                           Maturity
                                                           Principal - $________
                                                           Interest - $_________
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Provident Investment Management, LLC
                                         Private Placements
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-1365
                                         Fax:  (423) 755-3351
---------------------------------------- ---------------------------------------
Address for All other Notices            Provident Investment Management, LLC
                                         Private Placements
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-1365
                                         Fax:  (423) 755-3351
---------------------------------------- ---------------------------------------
Other Instructions                       THE PAUL REVERE LIFE INSURANCE COMPANY
                                         By:  PROVIDENT INVESTMENT MANAGEMENT,
                                         LLC
                                         Its: Agent
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        R. Brendan Olin, Esq.
                                         Provident Companies, Inc.
                                         Law Department
                                         One Fountain Square
                                         Chattanooga, Tennessee 37402
                                         Tel:  (423) 755-7282
---------------------------------------- ---------------------------------------
Tax Identification Number                13-6022413 (CUDD & CO.)
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-4; $5,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Citibank, N.A.
                                         111 Wall Street
                                         New York, NY 10043
                                         ABA No. 021000089
                                         For MassMutual Long-Term Pool
                                         Account No. 4067-3488
                                         with telephonic advice of payment to
                                         the Securities Custody and
                                         Collection Department of Massachusetts
                                         Mutual Life Insurance Company at
                                         (413) 744-3561
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn:  Securities and Custody
                                         Collection Department, F381
---------------------------------------- ---------------------------------------
Address for All other Notices            Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn: Securities Investment Division
---------------------------------------- ---------------------------------------
Other Instructions                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Elliot S. Cohen, Esq.
                                         Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111-0001
                                         Tel:  413-744-5847
---------------------------------------- ---------------------------------------
Tax Identification Number                04-1590850
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-5; $2,500,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank, N.A.
                                         4 MetroTech Center
                                         New York, NY 10081
                                         ABA No. 021000021
                                         For MassMutual Pension Management
                                         Account No. 910-2594018
                                         with telephonic advice of payment to
                                         the Securities Custody and
                                         Collection Department of Massachusetts
                                         Mutual Life Insurance Company at
                                         (413) 744-3561
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn:  Securities and Custody
                                         Collection Department, F381
---------------------------------------- ---------------------------------------
Address for All other Notices            Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn: Securities Investment Division
---------------------------------------- ---------------------------------------
Other Instructions                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Elliot S. Cohen, Esq.
                                         Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111-0001
                                         Tel:  413-744-5847
---------------------------------------- ---------------------------------------
Tax Identification Number                04-1590850
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-6; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank, N.A.
                                         4 Chase MetroTech Center
                                         New York, NY 10081
                                         ABA No. 021000021
                                         For MassMutual IFM Non-Traditional
                                         Account No. 910-2509073
                                         with telephonic advice of payment to
                                         the Securities Custody and
                                         Collection Department of Massachusetts
                                         Mutual Life Insurance Company at
                                         (413) 744-3561
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn:  Securities and Custody
                                         Collection Department, F381
---------------------------------------- ---------------------------------------
Address for All other Notices            Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn: Securities Investment Division
---------------------------------------- ---------------------------------------
Other Instructions                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Elliot S. Cohen, Esq.
                                         Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111-0001
                                         Tel:  413-744-5847
---------------------------------------- ---------------------------------------
Tax Identification Number                04-1590850
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           C.M. LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         C.M. LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-7; $500,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Citibank, N.A.
                                         111 Wall Street
                                         New York, NY 10043
                                         ABA No. 021000089
                                         For Segment 43 - Universal Life
                                         Account No. 4068-6561
                                         with telephonic advice of payment to
                                         the Securities Custody and
                                         Collection Department of Massachusetts
                                         Mutual Life Insurance Company at
                                         (413) 744-3561
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  C.M. Life Insurance Company
                                         c/o Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn:  Securities and Custody
                                         Collection Department, F381
---------------------------------------- ---------------------------------------
Address for All other Notices            C.M. Life Insurance Company
                                         c/o Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111
                                         Attn: Securities Investment Division
---------------------------------------- ---------------------------------------
Other Instructions                       C.M. LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Elliot S. Cohen, Esq.
                                         Massachusetts Mutual Life Insurance
                                         Company
                                         1295 State Street
                                         Springfield, MA 01111-0001
                                         Tel:  413-744-5847
---------------------------------------- ---------------------------------------
Tax Identification Number                06-1041383
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           UNITED OF OMAHA LIFE INSURANCE COMPANY
Name in Which Note is Registered         UNITED OF OMAHA LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-8; $10,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank
                                         ABA #021000021
                                         Private Income Processing
                                         For credit to:  United of Omaha Life
                                         Insurance Company
                                         Account #900-9000200
                                         a/c: G07097
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  The Chase Manhattan Bank
                                         4 New York Plaza, 13th Floor
                                         New York, NY 10004
                                         Attn: Income Processing - J. Pipperato
                                         a/c: G07097
---------------------------------------- ---------------------------------------
Address for All other Notices            United of Omaha Life Insurance Company
                                         4 - Investment Loan Administration
                                         Mutual of Omaha Plaza
                                         Omaha, NE 68175-1011
---------------------------------------- ---------------------------------------
Other Instructions                       UNITED OF OMAHA LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        The Chase Manhattan Bank
                                         North America Insurance - 6th Floor
                                         Attn:  Ann Marie Mazza
                                         3 Chase Metrotech Center
                                         Brooklyn, NY 11245
---------------------------------------- ---------------------------------------
Tax Identification Number                47-0322111
--------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PHOENIX HOME LIFE MUTUAL INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PHOENIX HOME LIFE MUTUAL INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-9; $10,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             ABA No. 021 000 021
                                         Chase Manhattan Bank, N.A.
                                         New York, NY
                                         Account No.:  900 9000 200
                                         Account Name:  Income Processing
                                         Reference:  Phoenix Home Life Acct.
                                                     #G05413
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Phoenix Home Life Mutual Insurance
                                         Company
                                         c/o Phoenix Investment Partners, Ltd.
                                         56 Prospect Street
                                         P.O. Box 1504080
                                         Hartford, Connecticut 06115-0480
                                         Attention:  Private Placements Division
                                         Fax:  (860) 403-5451
---------------------------------------- ---------------------------------------
Address for All other Notices            Phoenix Home Life Mutual Insurance
                                         Company
                                         c/o Phoenix Investment Partners, Ltd.
                                         56 Prospect Street
                                         P.O. Box 1504080
                                         Hartford, Connecticut 06115-0480
                                         Attention:  Private Placements Division
                                         Fax:  (860) 403-5451
---------------------------------------- ---------------------------------------
Other Instructions                       PHOENIX HOME LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        John T. Mulrain, Esq.
                                         Phoenix Home Life Mutual Insurance
                                         Company
                                         One American Row
                                         Hartford, CT 06115
                                         Tel:  860-403-5799
---------------------------------------- ---------------------------------------
Tax Identification Number                06-0493340
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           RELIASTAR LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         RELIASTAR LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-10; $1,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             US Bank N.A./Mpls
                                         601 2nd Ave. S., Mpls, MN
                                         Bank ABA # 091000022
                                         Acct Name:  ReliaStar Life Insurance Co
                                         Acc. #110240014461
                                         Attn:  Securities Accounting
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of

                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@6

                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  ReliaStar Investment Research
                                         100 Washington Avenue South
                                         Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Address for All other Notices            ReliaStar Investment Research
                                         100 Washington Avenue South
                                         Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Other Instructions                       RELIASTAR LIFE INSURANCE COMPANY

                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Attn: Bret Brunner
---------------------------------------- ---------------------------------------
Tax Identification Number                41-0451140
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           NORTHERN LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         NORTHERN LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-11; $5,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             US Bank N.A./Mpls
                                         601 2nd Ave. S.
                                         Act. #160232376105
                                         Bank ABA # 091000022
                                         Attn: Securities Accounting
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5773
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Address for All other Notices            ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5773
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Other Instructions                       NORTHERN LIFE INSURANCE COMPANY

                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Attn: Bret Brunner
---------------------------------------- ---------------------------------------
Tax Identification Number                41-1295933
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           RELIASTAR LIFE INSURANCE COMPANY OF NEW
                                         YORK
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         SIGLER & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-12; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank
                                         New York, NY
                                         A/C #900-9-000200
                                         F/F/C #G53095 ReliaStar Life of New
                                         York
                                         Bank ABA #021000021
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Address for All other Notices            ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Other Instructions                       RELIASTAR LIFE INSURANCE COMPANY OF NEW
                                         YORK
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Attn: Bret Brunner
---------------------------------------- ---------------------------------------
Tax Identification Number                53-0242530
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           SECURITY CONNECTICUT LIFE INSURANCE
                                         COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         SIGLER & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-13; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank
                                         New York, New York
                                         ABA #: 021-000-021
                                         Beneficiary Account #: 544755102
                                         Reference: Sigler & Co. (Nominee Name)
                                         Tax I.D. #: 13-3641527
                                         F/C #G54426
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Address for All other Notices            ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Ref:  Private Placements
                                         Tel:  (612) 372-5257
                                         Fax:  (612) 372-5368
---------------------------------------- ---------------------------------------
Other Instructions                       SECURITY CONNECTICUT LIFE INSURANCE
                                         COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        ReliaStar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN 55401-2121
                                         Attn: Bret Brunner
---------------------------------------- ---------------------------------------
Tax Identification Number                35-1468921
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           THE TRAVELERS INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         TRAL & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-14; $10,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Chase Manhattan Bank
                                         NY, NY
                                         ABA Number 021-0000-21
                                         REF:  Travelers Private Placement Acct.
                                         Account Number 910-2-587434
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  The Travelers Insurance Company
                                         1 Tower Square  10PB
                                         Hartford, Conn.  06183-2030
                                         Contact:  John J. Console
                                         (860) 277-0940
                                         Fax:     (860) 277-2299
---------------------------------------- ---------------------------------------
Address for All other Notices            The Travelers Insurance Company
                                         1 Tower Square  9PB
                                         Hartford, Conn.  06183-2030
                                         Contact:  Allen Cantrell (860) 954-2396
                                         Fax:     (860) 954-5243
---------------------------------------- ---------------------------------------
Other Instructions                       THE TRAVELERS INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Law Department of Purchaser
---------------------------------------- ---------------------------------------
Tax Identification Number                06-0566090
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           TRUSTMARK LIFE INSURANCE CO.
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         GERLACH & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-15; $5,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Citibank, NYC/CUST.
                                         ABA #021-000-089
                                         Customer A/C #846607
                                         Attn:  ADCOM 657-9174
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Citibank N.A.
                                         20 Exchange Place
                                         Level C
                                         New York, NY 10043
                                         Account #846607
                                         Attn:  Keith Whyte
                                         Tel:  (212) 825-6548
                                         with a copy to:
                                         Trustmark Life Insurance Co.
                                         Attn:  Judy Simms, Treasury
                                         400 Field Drive
                                         Lake Forest, Illinois 60045-2581
---------------------------------------- ---------------------------------------
Address for All other Notices            Trustmark Life Insurance Co.
                                         Attn:  Jerry Hitpas
                                         400 Field Drive
                                         Lake Forest, Illinois 60045-2581
---------------------------------------- ---------------------------------------
Other Instructions                       TRUSTMARK LIFE INSURANCE CO.
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Trustmark Life Insurance Co.
                                         Attn:  Jerry Hitpas
                                         400 Field Drive
                                         Lake Forest, Illinois 60045-2581
---------------------------------------- ---------------------------------------
Tax Identification Number                36-3421358
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           PAN-AMERICAN LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         PAN-AMERICAN LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RF-8; $3,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Bank One, Louisiana, NA
                                         ABA #065400137
                                         201 St. Charles Avenue
                                         New Orleans, LA 70170
                                         For the account of:  Pan-American Life
                                         Insurance Company
                                         Account No.: 5520110029496
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.43% Series F
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B# 4
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Pan-American Life Insurance Company
                                         Attn:  Bond & Stock Accounting 28th
                                         Floor
                                         601 Poydras Street
                                         New Orleans, LA 70130
                                         Fax:  (504) 566-3459
--------------------------------------- ---------------------------------------
Address for All other Notices            Pan-American Life Insurance Company
                                         Attn: Investment Department 28h Floor
                                         601 Poydras Street
                                         New Orleans, LA 70130
---------------------------------------- ---------------------------------------
Other Instructions                       PAN-AMERICAN LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Pan-American Life Insurance Company
                                         Attn: Marylyn Andree 28th Floor
                                         601 Poydras Street
                                         New Orleans, LA 70130
---------------------------------------- ---------------------------------------
Tax Identification Number                72-0281240
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           OXFORD LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         OXFORD LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-16; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             B One Col
                                         BK One Tr Col/CUST
                                         ABA: 044000804
                                         FAO: #0482068650
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  OLIC
                                         Attn:  Investments
                                         2721 North Central Ave.
                                         Phoenix, AZ 85004
---------------------------------------- ---------------------------------------
Address for All other Notices            OLIC
                                         Attn:  Investments
                                         2721 North Central Ave.
                                         Phoenix, AZ 85004
---------------------------------------- ---------------------------------------
Other Instructions                       OXFORD LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:  Mark Haydukovich
                                         Title:  President
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Bank One #2255
                                         c/o New York Window
                                         3rd Floor Plaza Level
                                         55 Water Street
                                         New York, NY 10041
---------------------------------------- ---------------------------------------
Tax Identification Number                860216483
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           REPUBLIC WESTERN INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         REPUBLIC WESTERN INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-17; $1,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Norwest Bank Minnesota NA
                                         ABA 091000019
                                         BNF: Norwest Trust Clearing Mpls
                                         BNFA:  0840245
                                         OBI-FFC to:  Acct #13440000 Republic
                                         Western Ins. Co.
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28 % Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  RWIC
                                         Attn:  Investments
                                         2721 North Central Ave.
                                         Phoenix, AZ 85004
---------------------------------------- ---------------------------------------
Address for All other Notices            RWIC
                                         Attn:  Investments
                                         2721 North Central Ave.
                                         Phoenix, AZ 85004
---------------------------------------- ---------------------------------------
Other Instructions                       REPUBLIC WESTERN INSURANCE COMPANY
                                         By_______________________
                                         Name:  Kristin Spears
                                         Title:  Assistant Vice President
                                         Investments/Corporate Treasurer
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        Bankers Trust Company
                                         16 Wall Street, 4th Floor
                                         Attention:   Window 42
                                         A/C Norwest Bank Minnesota Trust
                                         Department
                                         Account #092192
                                         New York, NY 10015
                                         Norwest Client Account #133440000
                                         Norwest Client Account Name:  Republic
                                         Western Ins. Co.
---------------------------------------- ---------------------------------------
Tax Identification Number                86074508
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
PURCHASER NAME                           UNITED LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------
Name in Which Note is Registered         BOOTH & CO.
---------------------------------------- ---------------------------------------
Series; Note Registration Number;        RE-18; $2,000,000
Principal Amount
---------------------------------------- ---------------------------------------
Payment on Account of Note

         Method                          Federal Funds Wire Transfer

         Account Information             Northern Trust Company
                                         ABA#: 071000152
                                         Account No.: 5186041000
                                         OBI-FFC to 05-02808
                                         Seitel
                                         Attn:  MBS P&I
---------------------------------------- ---------------------------------------
Accompanying Information                 Name of Company:   SEITEL, INC.
                                         Description of
                                         Security:          7.28% Series E
                                                            Senior Notes due
                                                            2009
                                         Security Number:   816074 B@ 6
                                         Due  Date  and  Application  (as  among
                                         principal, premium and interest) of the
                                         payment being made:
---------------------------------------- ---------------------------------------
Address for Notices Related to Payments  Kevin L. Kubik, Chief Investment
                                         Officer
                                         United Fire & Casualty Company
                                         118 Second Avenue SE
                                         P.O. Box 73909
                                         Cedar Rapids, IA 52407-3909
---------------------------------------- ---------------------------------------
Address for All other Notices            Kevin L. Kubik, Chief Investment
                                         Officer
                                         United Fire & Casualty Company
                                         118 Second Avenue SE
                                         P.O. Box 73909
                                         Cedar Rapids, IA 52407-3909
---------------------------------------- ---------------------------------------
Other Instructions                       UNITED LIFE INSURANCE COMPANY
                                         By_______________________
                                         Name:
                                         Title:
---------------------------------------- ---------------------------------------
Instructions re Delivery of Notes        The Northern Trust Company of New York
                                         40 Broad Street, 8th Floor
                                         New York, NY 10004
                                         Ref:  05-02808/United Life Insurance
                                         Company
---------------------------------------- ---------------------------------------
Tax Identification Number                36-6033750
---------------------------------------- ---------------------------------------

                                   SCHEDULE B

                                  DEFINED TERMS

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     ACCREDITED INSTITUTION -- means any Person who is an "accredited investor" within the meaning of such term set forth in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     AFFILIATE -- means, at any time,

          (a) with respect to any Person other than the Company, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such Person, and

          (b) with respect to the Company, a Person (other than a Wholly-Owned Restricted Subsidiary),

               (i) that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Company,

               (ii) that at such time beneficially owns or holds, directly or indirectly, ten percent (10%) or more of the Voting Stock of the Company, or

               (iii) ten percent (10%) or more of the Voting Stock of which is at such time beneficially owned or held by the Company or any one or more of the Subsidiaries.

As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise.

     AGREEMENT -- is defined in Section 17.3.

     BOARD OF DIRECTORS -- at any time means the board of directors of the Company or any committee thereof which, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

     BUSINESS DAY -- means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Houston, Texas or New York, New York are required or authorized to be closed.

     CAPITAL LEASE -- means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     CAPITAL LEASE OBLIGATION -- means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     CLOSING -- is defined in Section 3.1.

     CLOSING DATE -- is defined in Section 3.1.

     CODE -- means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     COMPANY -- is defined in the introductory paragraph of this Agreement.

     CONFIDENTIAL INFORMATION -- is defined in Section 20.

     CONSOLIDATED DEBT -- means, as of any date of determination, the total of all Debt of the Company and the Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP.

     CONSOLIDATED INTEREST EXPENSE -- means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP):

          (a) all interest in respect of Debt of the Company and the Restricted Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and

          (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

     CONSOLIDATED NET INCOME -- means, with reference to any period, the net income (or loss) of the Company and the Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and the Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and the Restricted Subsidiaries in accordance with GAAP, PROVIDED that there shall be excluded:

          (a) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

          (b) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner by the Company or any Restricted Subsidiary, realized by such other Person prior to the date of acquisition,

          (c) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets,

          (d) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities),

          (e) any portion of such net income that cannot be freely converted into United States Dollars,

          (f) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions,

          (g) any gain arising from the acquisition of any security, or the extinguishment, under GAAP, of any Debt, of the Company or any Restricted Subsidiary,

          (h) any net income or gain or any net loss during such period from (i) any change in accounting principles in accordance with GAAP or (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, and

          (i) any net income or gain (but not any net loss) during such period from (i) any extraordinary items or (ii) any discontinued operations or the disposition thereof.

     CONSOLIDATED NET WORTH -- means, at any time, the total stockholders' equity which would be shown in consolidated financial statements of the Company and the Restricted Subsidiaries prepared at such time in accordance with GAAP.

     CONSOLIDATED TANGIBLE ASSETS -- means, at any time, Consolidated Total Assets at such time, MINUS

          (a) deferred assets, other than prepaid expenses which are refundable;

          (b) patents, copyrights, trademarks, trade names, service marks, brand names, franchises, goodwill, experimental expenses and other similar intangibles;

          (c) unamortized debt discount and expense; and

          (d) all other property which would be classified as intangible under GAAP.

     CONSOLIDATED TOTAL ASSETS -- means, at any time, the amount at which the total assets of the Company and the Restricted Subsidiaries would be shown in consolidated financial statements of the Company and the Restricted Subsidiaries prepared at such time in accordance with GAAP, after deduction of depreciation, amortization and all other properly deductible valuation reserves.

     CONTINGENT OPTIONAL PREPAYMENT -- is defined in Section 8.2.

     DEBT -- means, with respect to any Person, without duplication,

          (a) its obligations for borrowed money;

          (b) its obligations in respect of banker's acceptances, other acceptances, letters of credit and other instruments serving a similar function issued or accepted by banks and other financial institutions for the account of such Person (whether or not incurred in connection with the borrowing of money);

          (c) its obligations that are evidenced by bonds, notes, debentures or similar instruments;

          (d) its obligations for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all obligations created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (e) its Capital Lease Obligations;

          (f) its obligations in respect of all mandatorily redeemable preferred stock of such Person;

          (g) its obligations for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such obligations); and

          (h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     DEFAULT -- means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     DEFAULT RATE -- means the rate of interest for overdue payments as stated in the first paragraph of the relevant Series of Notes.

     DESIGNATED PORTION -- is defined in Section 10.6(b)(i).

     DISPOSITION VALUE -- is defined in Section 10.6(c)(i).

     EBITDA -- means, in respect of any period, Consolidated Net Income for such period MINUS

          (a) to the extent added in the computation of such Consolidated Net Income, each of the following:

               (i) extraordinary gains, net of extraordinary losses, and

               (ii) gains, net of losses, arising from the disposition of property other than in the ordinary course of business, PLUS

          (b) to the extent deducted in the computation of such Consolidated Net Income, each of the following:

               (i) Consolidated Interest Expense, net of interest and other investment income,

               (ii) taxes imposed on or measured by income or excess profits of the Company and the Restricted Subsidiaries,

               (iii) the amount of all depreciation, depletion and amortization allowances and other non-cash expenses of the Company and the Restricted Subsidiaries,

               (iv) extraordinary losses, net of extraordinary gains, and

               (v) losses, net of gains, arising from the disposition of property other than in the ordinary course of business.

     ENVIRONMENTAL LAWS -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials or wastes, air emissions and discharges to waste or public systems.

     EQUITY INTEREST -- means

          (a) the outstanding Voting Stock of a corporation or other business entity,

          (b) the interest in the capital or profits of a corporation, limited liability company, partnership or joint venture, or

          (c) the beneficial interest in a trust or estate.

     ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     ERISA   AFFILIATE   --  means  any  trade  or  business   (whether  or  not
incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     EVENT OF DEFAULT -- is defined in Section 11.

     EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended.

     EXCLUDED TRANSFER -- is defined in Section 10.6.

     FAIR MARKET VALUE -- means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).

     GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

     GOVERNMENTAL AUTHORITY -- means

          (a) the government of

               (i) the United States of America or any State or other political subdivision thereof, or

               (ii) any  jurisdiction  in which the  Company  or any  Subsidiary
          conducts  all  or  any  part  of  its   business,   or  which  asserts
          jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     GUARANTY -- means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     HAZARDOUS MATERIAL -- means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     HOLDER -- means, at any time and with respect to any Note, the Person in whose name such Note is registered at such time in the register maintained by the Company pursuant to Section 13.1.

     INSTITUTIONAL INVESTOR -- means (a) any original purchaser of a Note or an Affiliate thereof, (b) any holder of more than five percent (5%) in aggregate principal amount of the Notes then outstanding, and (c) any Accredited Institution.

     INVESTMENT -- means any investment, made in cash or by delivery of property, by the Company or any of the Subsidiaries in any Person, whether by acquisition of stock, indebtedness or other obligation or Security (including, without limitation, any interests in any partnership or joint venture), or by loan, Guaranty, advance, capital contribution or otherwise; PROVIDED that "Investment" does not include trade credit to the extent extended in the ordinary course of business.

     LIEN -- means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     MAKE-WHOLE AMOUNT -- is defined in Section 8.6.

     MATERIAL -- means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and the Restricted Subsidiaries taken as a whole.

     MATERIAL ADVERSE EFFECT -- means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Restricted Subsidiary to perform its respective obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Subsidiary Guaranty or the Notes.

     MAXIMUM RATE -- is defined in Section 22.10.

     MEMORANDUM -- is defined in Section 5.3.

     MULTIEMPLOYER PLAN -- means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     NAIC ANNUAL STATEMENT -- is defined in Section 6.3.

     NET ASSET SALE PROCEEDS AMOUNT -- means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

          (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, MINUS

          (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     NET PROCEEDS OF COMMON STOCK -- means, with respect to any period, cash proceeds (net of all costs and out-of-pocket expenses incurred in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses) received by the Company and the Restricted Subsidiaries during such period from the sale of all common stock of the Company, including in such net proceeds:

          (a) the net amount paid upon issuance and exercise during such period of any right to acquire any common stock, or paid during such period to convert a convertible debt Security to common stock (but excluding any amount paid to the Company upon issuance of such convertible debt Security); and

          (b) any amount paid to the Company upon issuance of any convertible debt Security that is converted to common stock during such period.

     NOTES -- is defined in Section 1.

     OFFICER'S CERTIFICATE -- means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     OPTIONAL PREPAYMENT DATE -- is defined in Section 8.2.

     OPTIONAL PREPAYMENT NOTICE -- is defined in Section 8.2.

     ORDINARY COURSE TRANSFER -- is defined in Section 10.6.

     OTHER AGREEMENTS -- is defined in Section 2.

     OTHER PURCHASERS -- is defined in Section 2.

     PBGC - means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     PERSON -- means an individual, partnership,  corporation, limited liability
company,   partnership,   association,   joint  venture,  trust,  unincorporated
organization, or a government or agency or political subdivision thereof.

     PLAN -- means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     PREPAYMENT TRANSFER -- is defined in Section 10.6.

     PRIORITY DEBT -- means, without duplication, the sum of (a) all Debt of the Company secured by a Lien permitted only by Section 10.4(j) and (b) all Debt of Restricted Subsidiaries (except (i) Debt held by the Company or a Wholly-Owned Restricted Subsidiary, (ii) Debt of a Restricted Subsidiary that is an unsecured guaranty of Senior Debt and that ranks pari passu with the obligations of the Restricted Subsidiaries under the Subsidiary Guaranty, and (iii) Debt of a Restricted Subsidiary secured by a Lien permitted by the provisions of Section 10.4(a) through (i), inclusive).

     PROPERTY or PROPERTIES -- means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     PURCHASER -- is defined in Section 3.1.

     QUALIFIED INSTITUTIONAL BUYER -- means you, each of the Other Purchasers, and any Person who is a "qualified institutional buyer," within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

     REINVESTED TRANSFER -- is defined in Section 10.6.

     REQUIRED HOLDERS -- means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     RESCISSION NOTICE -- is defined in Section 8.2.

     RESPONSIBLE OFFICER -- means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

     RESTRICTED INVESTMENTS -- means all Investments except the following:

          (a) cash;

          (b) Investments in one or more Restricted Subsidiaries or any Person engaged in the business referred to in Section 10.10 that concurrently with such Investment becomes a Wholly-Owned Restricted Subsidiary;

          (c) Investments in United States Governmental Securities, PROVIDED that such obligations mature within 365 days from the date of acquisition thereof;

          (d) Investments in certificates of deposit or banker's acceptances issued by an Acceptable Bank, PROVIDED that such obligations mature within 365 days from the date of acquisition thereof;

          (e) Investments in commercial paper given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and

          (f) Investments in money market mutual funds that invest solely in so-called "money market" instruments maturing not more than one year after the acquisition thereof, which funds have assets in excess of Five Hundred Million Dollars ($500,000,000).

For purposes of this Agreement,  an Investment  shall be valued at the lesser of
(i) cost and (ii) the value at which such Investment is to be shown on the books of the Company and the Restricted Subsidiaries in accordance with GAAP.

As used in this definition of "Restricted Investments":

          ACCEPTABLE BANK -- means any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof and (ii) which has capital, surplus and undivided profits aggregating at least Five Hundred Million Dollars ($500,000,000).

     RESTRICTED PAYMENT -- means, whether effected directly or indirectly,

          (a) any Distribution in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock; and

          (b) any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by the Company or any Restricted Subsidiary of, on account of, or in respect of, the principal of any Subordinated Debt (or any installment thereof) prior to the regularly scheduled maturity date thereof (as in effect on the date such Subordinated Debt was originally incurred).

For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

          DISTRIBUTION -- means, in respect of any corporation, association or other business entity:

          (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

          (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests).

     RESTRICTED SUBSIDIARY -- means and includes each and every Subsidiary other than any Subsidiary which, at the time of any determination hereunder, has been designated by the Board of Directors and by written notice of the Company to all of the holders to be an Unrestricted Subsidiary; PROVIDED, in any event, that each of the following shall at all times constitute a Restricted Subsidiary:

          (a) each Subsidiary identified as a Restricted Subsidiary on Schedule 5.4; and

          (b) each Subsidiary which owns, directly or indirectly, more than fifty percent (50%) of the Equity Interest of a Restricted Subsidiary.

     SECURITIES ACT -- means the Securities Act of 1933, as amended from time to time.

     SECURITY -- means "security" as defined by section 2(1) of the Securities Act.

     SENIOR DEBT -- means any Debt of the Company that is not in any manner subordinated in right of payment or security in any respect to the Debt evidenced by the Notes or to any other Debt of the Company.

     SENIOR FINANCIAL OFFICER -- means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     SERIES -- means any one or more of the series of Notes issued hereunder.

     SERIES D NOTES -- is defined in Section 1.

     SERIES E NOTES -- is defined in Section 1.

     SERIES F NOTES -- is defined in Section 1.

     SUBORDINATED DEBT -- mean any Debt of the Company other than Senior Debt.

     SUBSIDIARY -- means, as to any Person, any corporation, limited liability company, partnership, joint venture, trust or estate in which such Person or one or more of the Subsidiaries or such Person and one or more of the Subsidiaries own more than fifty percent (50%) of the Equity Interest. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     SUBSIDIARY GUARANTY -- is defined in Section 4.10.

     SUBSTANTIAL PORTION -- is defined in Section 10.6(c)(ii).

     SUCCESSOR CORPORATION -- is defined in Section 10.5.

     TOTAL CAPITALIZATION -- means, at any time, the sum of Consolidated Debt PLUS Consolidated Net Worth, in each case at such time.

     TRANSFER -- is defined in Section 10.6(c)(iii).

     TRUST -- is defined in Section 22.8.

     UNITED STATES GOVERNMENTAL SECURITY -- means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

     UNRESTRICTED SUBSIDIARY -- means each Subsidiary other than a Restricted Subsidiary.

     VOTING STOCK -- means the capital stock or similar interest of any class or classes (however designated) of a corporation or other business entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the members of the board of directors (or Persons performing similar functions) of a corporation or other business entity.

     WHOLLY-OWNED RESTRICTED SUBSIDIARY -- means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the Equity Interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

     YEAR 2000 COMPLIANT AND READY -- means:

          (a) satisfactorily handling date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part, and operating accurately, without Material interruption, on and in respect of any and all dates before, during and/or after January 1, 2000 and without any Material change in performance; and

          (b) the Company has developed alternative plans to ensure business continuity in all Material respects in the event of the failure to comply with the items identified in the foregoing clause (a).

                                                                      EXHIBIT 1D

                          FORM OF SERIES D SENIOR NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

                                  SEITEL, INC.

                7.03% Series D Senior Note Due February 15, 2004

No. __                                                        February ___, 1999
$________                                                      PPN:  816074 B* 8

     SEITEL, INC. (the "COMPANY"), a Delaware corporation, for value received, hereby promises to pay to ______ or registered assigns the principal sum of ______ DOLLARS ($______) on February 15, 2004 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and three hundredths percent (7.03%) PER ANNUM, semiannually on the fifteenth day of February and August in each year, commencing on the later of August 15, 1999 or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and three hundredths percent (9.03%) PER ANNUM and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

     This Note is one of an issue of Series D Notes of the Company issued in an aggregate principal amount limited to Twenty Million Dollars ($20,000,000) pursuant to the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of February 12, 1999, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note may be prepaid, in whole or in part, together with a Make-Whole Amount.

         The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted
Subsidiaries pursuant to the Guaranty, dated as of February 12, 1999, entered into by such Restricted Subsidiaries.

     This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "MAXIMUM Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

                                            SEITEL, INC.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                                                      EXHIBIT 1E

                          FORM OF SERIES E SENIOR NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

                                  SEITEL, INC.

                7.28% Series E Senior Note Due February 15, 2009

No. __                                                         February ___ 1999
$________                                                       PPN: 816074 B@ 6

     SEITEL, INC. (the "COMPANY"), a Delaware corporation, for value received, hereby promises to pay to ______ or registered assigns the principal sum of ______ DOLLARS ($______) on February 15, 2009 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and twenty-eight hundredths percent (7.28%) PER ANNUM, semiannually on the fifteenth day of February and August in each year, commencing on the later of August 15, 1999 or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and twenty-eight hundredths percent (9.28%) PER ANNUM and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

     This Note is one of an issue of Series E Notes of the Company issued in an aggregate principal amount limited to Seventy-Five Million Dollars ($75,000,000) pursuant to separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of February 12, 1999, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount. The Company agrees to make required prepayments on account of such Notes in accordance with the provisions of the Note Purchase Agreement.

     The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted Subsidiaries pursuant to the Guaranty, dated as of February 12, 1999, entered into by such Restricted Subsidiaries.

     This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "MAXIMUM Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

                                            SEITEL, INC.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                                                      EXHIBIT 1F

                          FORM OF SERIES F SENIOR NOTE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE REOFFERED AND SOLD IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

                                  SEITEL, INC.

                7.43% Series F Senior Note Due February 15, 2009

No. __                                                        February ___, 1999
$________                                                       PPN: 816074 B# 4

     SEITEL, INC. (the "COMPANY"), a Delaware corporation, for value received, hereby promises to pay to ______ or registered assigns the principal sum of ______ DOLLARS ($______) on February 15, 2009 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of seven and forty-three hundredths percent (7.43%) PER ANNUM, semiannually on the fifteenth day of February and August in each year, commencing on the later of August 15, 1999 or the payment date next succeeding the date hereof, until the principal amount hereof shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of (i) nine and forty-three hundredths percent (9.43%) PER ANNUM and (ii) two percent (2%) over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement (defined below).

     This Note is one of an issue of Series F Notes of the Company issued in an aggregate principal amount limited to Forty-Three Million Dollars ($43,000,000) pursuant to the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of February 12, 1999, between the Company and each of the purchasers listed on Schedule A thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. As provided in the Note Purchase Agreement, this Note may be prepaid, in whole or in part, together with a Make-Whole Amount.

     The Notes and all other obligations of the Company under the Note Purchase Agreement have been unconditionally guarantied by the Restricted Subsidiaries pursuant to the Guaranty, dated as of February 12, 1999, entered into by such Restricted Subsidiaries.

     This Note is a registered Note and is transferable, subject to the restrictions set forth in the Note Purchase Agreement and in the legend above, only by surrender thereof as specified in Section 13.2 of the Note Purchase Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary herein or in the Note Purchase Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the highest rate allowed by applicable law (the "MAXIMUM Rate"). If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, herein or in the Note Purchase Agreement or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company, endorsers or Restricted Subsidiaries, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (c) any such excess which may have been collected shall, at the election of the holder of this Note, be either applied as a credit against the then unpaid principal amount hereof or refunded to the Company, and (d) the provisions hereof and of the Note Purchase Agreement and any documents securing payment hereof shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect hereto shall be amortized, prorated and spread throughout the full term hereof so that the effective rate of interest hereunder is uniform throughout the term hereof.

     THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.

                                            SEITEL, INC.

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:

                                                                    EXHIBIT 4.10

                                FORM OF GUARANTY

     THIS GUARANTY, dated as of February 12, 1999 (as amended or restated from time to time, this "Guaranty"), by SEITEL DATA CORP., a Delaware corporation (together with its successors and assigns, "SDC"), SEITEL GEOPHYSICAL, INC., a Delaware corporation (together with its successors and assigns, "SG"), DDD ENERGY, INC., a Delaware corporation (together with its successors and assigns, "DDD"), SEITEL GAS & ENERGY CORP., a Delaware corporation (together with its successors and assigns, "SG&E"), SEITEL POWER CORP., a Delaware corporation (together with its successors and assigns, "SPC"), SEITEL NATURAL GAS, INC., a Delaware corporation (together with its successors and assigns, "SNG"), MATRIX GEOPHYSICAL, INC., a Delaware corporation (together with its successors and assigns, "MG"), EXSOL, INC., a Delaware corporation (together with its successors and assigns, "EXSOL"), DATATEL, INC., a Delaware corporation (together with its successors and assigns, "DATATEL"), SEITEL OFFSHORE CORP., a Delaware corporation (together with its successors and assigns, "SOC"), SEITEL MANAGEMENT, INC., a Delaware corporation (together with its successors and assigns, "SMI"), SEITEL DELAWARE, INC., a Delaware corporation (together with its successors and assigns, "SDI"), SEITEL INTERNATIONAL, INC., a Cayman Islands corporation (together with its successors and assigns, "SI"), AFRICAN GEOPHYSICAL, INC., a Cayman Islands corporation (together with its successors and assigns, "AG"), GEO-BANK, INC., a Texas corporation (together with its successors and assigns, "GB"), ALTERNATIVE COMMUNICATION ENTERPRISES, INC., a Texas corporation (together with its successors and assigns, "ACE") and SEITEL DATA, LTD., a Texas limited partnership (together with its successors and assigns, "SDL" and SDC, SG, DDD, SG&E, SPC, SNG, MG, Exsol, Datatel, SOC, SMI, SDI, SI, AG, GB and ACE and each other corporation which becomes a party hereto, each a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of each of the Noteholders (as such term is hereinafter defined).

1.   PRELIMINARY STATEMENT.

     1.1 SEITEL, INC. (together with its successors and assigns, the "COMPANY"), a Delaware corporation, has authorized the issuance of (i) its Series D Senior Notes due February 15, 2004 (as may be amended or restated from time to time, the "SERIES D NOTES"), in the aggregate principal amount of Twenty Million Dollars ($20,000,000), (ii) its Series E Senior Notes due February 15, 2009 (as may be amended or restated from time to time, the "SERIES E NOTES,"), in the aggregate principal amount of Seventy-Five Million Dollars ($75,000,000), and
(iii) its Series F Senior Notes due February 15, 2009 (as may be amended or restated from time to time, the "SERIES F NOTES,"), in the aggregate principal amount of Forty-Three Million Dollars ($43,000,000) (together with the Series D Notes and the Series E Notes, the "NOTES"), pursuant to those certain Note Purchase Agreements (collectively, as may be amended or restated from time to time, the "NOTE PURCHASE AGREEMENT"), each dated as of February 12, 1999, entered into separately between the Company and, respectively, each of the purchasers of the Notes named on Schedule A to the Note Purchase Agreement (the "PURCHASERS").

     1.2 In order to induce the Purchasers to purchase the Notes, the Company has agreed, pursuant to the Note Purchase Agreement, that the Restricted Subsidiaries (including each of the Guarantors) will be required to jointly and severally guaranty unconditionally all of the obligations of the Company under and in respect of the Notes and the Note Purchase Agreement pursuant to the terms and provisions hereof.

     1.3 Each Guarantor will receive direct and indirect economic, financial and other benefits from the indebtedness incurred under the Note Purchase Agreement and the Notes by the Company, and under this Guaranty, and the incurrence of such indebtedness is in the best interests of each Guarantor. The Company and the Guarantors have explicitly induced the Purchasers to purchase the Notes based upon and in reliance upon the consolidated financial condition of the Company and its subsidiaries, including the Guarantors.

     1.4 All acts and proceedings required by law and by the certificate or articles of incorporation, as the case may be, and by-laws of each Guarantor necessary to constitute this Guaranty a valid and binding agreement for the uses and purposes set forth herein in accordance with its terms have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.   GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS

     2.1 GUARANTIED OBLIGATIONS.

     Each Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by the Purchasers, hereby irrevocably, unconditionally, absolutely, jointly and severally guarantees, on a continuing basis, to each Noteholder, as and for the Guarantor's own debt, until final and indefeasible payment has been made:

          (a) the due and punctual payment by the Company of the principal of, and interest, and the Make-Whole Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the Noteholders under the Note Purchase Agreement and the Notes, in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Guarantors that the guaranty set forth herein shall be a continuing guaranty of payment and not a guaranty of collection; and

          (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement and the Notes.

All of the  obligations  set forth in subsection  (a) and subsection (b) of this
Section 2.1 are referred to herein as the "GUARANTIED OBLIGATIONS" and the guaranty thereof contained herein is a primary, original and immediate obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment of the Guarantied Obligations.

     2.2 PERFORMANCE UNDER THE NOTE PURCHASE AGREEMENT.

     In the event the Company fails to pay, perform, keep, observe, or fulfill any Guarantied Obligation in the manner provided in the Notes or in the Note Purchase Agreement, the Guarantors shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist, all of the Guarantied Obligations shall, subject to the applicable grace and/or notice and cure periods provided in the Note Purchase Agreement, forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

     2.3 UNDERTAKINGS IN NOTE PURCHASE AGREEMENT.

     The Guarantors will comply with each of the undertakings of the Company in the Note Purchase Agreement in respect of which the Company undertakes to cause the Guarantors (in their capacities, respectively, as a Guarantor and as a Restricted Subsidiary) to comply with such undertakings, as if such undertakings (as they apply to the Guarantors) were set forth at length herein as the undertakings of the Guarantors.

     2.4 RELEASES.

     Each Guarantor consents and agrees that, without any notice whatsoever to or by such Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Guarantor hereunder, each Noteholder, by action or inaction, may:

          (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Purchase Agreement, any other guaranty or agreement or instrument related thereto or hereto;

          (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

          (c) grant waivers, extensions, consents and other indulgences of any kind whatsoever to the Company or any Other Guarantor in respect of any one or more of the Notes, the Note Purchase Agreement, any other guaranty or any agreement or instrument related thereto or hereto;

          (d) amend, modify or supplement in any manner whatsoever and at any time (or from time to time) any one or more of the Notes, the Note Purchase Agreement, any other guaranty or any agreement or instrument related hereto;

          (e) release or substitute any one or more of the endorsers or guarantors of the Guarantied Obligations whether parties hereto or not; and

          (f) sell, exchange, release, surrender or enforce, by action or inaction, any property at any time pledged or granted as security in respect of the Guarantied Obligations, whether so pledged or granted by the Company, such Guarantor or any Other Guarantor, or pursuant to any other guaranty or any agreement or instrument related hereto.

     2.5 WAIVERS.

     To the fullest extent permitted by law, each Guarantor does hereby waive:

          (a) any notice of

               (i) acceptance of this Guaranty;

               (ii) any purchase of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guarantied Obligations, or the amount of the Guarantied Obligations, subject to such Guarantor's right to make inquiry of each Noteholder to ascertain the amount of the Guarantied Obligations owing to such Noteholder at any reasonable time, PROVIDED that such Guarantor will look solely to the Company for the determination of the identities of the Noteholders;

               (iii) any transfer of Notes from one Noteholder to another;

               (iv) any adverse change in the financial condition of the Company or any other fact that might increase, expand or affect such Guarantor's risk hereunder;

               (v) presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

               (vi) any Default or Event of Default; and

               (vii) any kind or nature whatsoever to which such Guarantor might otherwise be entitled other than those specifically required to be given to such Guarantor pursuant to the terms of this Guaranty);

          (b) the right by statute or otherwise to require any Noteholder to institute suit against the Company or any Other Guarantor or to exhaust the rights and remedies of any Noteholder against the Company or any Other Guarantor;

          (c) the benefit of any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of property of the Guarantor made under any judgment, order or decree based solely on this Guaranty, and the Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law;

          (d) any defense or objection to the absolute, primary, continuing nature, or the validity or enforceability of, or the amount guaranteed pursuant to, this Guaranty, including, without limitation, any defense based on (and the primary, continuing nature, and the validity, enforceability and amount, of this Guaranty shall be unaffected by), any of the following:

               (i) any change in future conditions;

               (ii) any change of law;

               (iii) any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Note Purchase Agreement, the Notes or any agreement or instrument related hereto) by the Company or any other Person;

               (iv) the execution and delivery of any agreement at any time hereafter (including, without limitation, the Note Purchase Agreement, the Notes or any agreement or instrument related hereto) by the Company or any other Person;

               (v) the genuineness, validity, regularity or enforceability of any of the Guarantied Obligations;

               (vi) any default, failure or delay, willful or otherwise, in the performance of any obligations by the Company or such Guarantor;

               (vii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or such Guarantor, or sequestration or seizure of any property of the Company or such Guarantor, or any merger, consolidation, reorganization, dissolution, liquidation or winding up or change in corporate constitution or corporate identity or loss of corporate identity of the Company or such Guarantor;

               (viii) any disability or other defense of the Company or such Guarantor to payment and performance of all Guarantied Obligations other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid;

               (ix) the cessation from any cause  whatsoever of the liability of
          the  Company  or  such   Guarantor   in  respect  of  the   Guarantied
          Obligations;

               (x) impossibility or illegality of performance on the part of the Company or such Guarantor under the Note Purchase Agreement, the Notes or this Guaranty;

               (xi) any change of the circumstances of the Company, such Guarantor or any other Person, whether or not foreseen or foreseeable, whether or not imputable to the Company or such Guarantor, including, without limitation, impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, economic or political conditions, or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or such Guarantor and whether or not of the kind hereinbefore specified;

               (xii) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Notes or any agreement or instrument related hereto so that such sums would be rendered inadequate or would be unavailable to make the payment as herein provided;

               (xiii) any change in the ownership of the equity securities of the Company, such Guarantor or any other Person liable in respect of the Notes; or

               (xiv) any other action, happening, event or reason whatsoever that shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company or such Guarantor of any of its obligations under the Note Purchase Agreement, the Notes or this Guaranty.

     2.6 WAIVERS OF SUBROGATION, REIMBURSEMENT AND INDEMNITY.

     No Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever in respect of the Guarantied Obligations, or any right of recourse to or with respect to any assets or property of the Company.

     2.7 INVALID PAYMENTS.

     To the extent the Company makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

     2.8 MARSHALING.

     Neither any Noteholder nor any Person acting for the benefit of any Noteholder shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guarantied Obligations.

     2.9 SETOFF, COUNTERCLAIM OR OTHER DEDUCTIONS.

     Except as otherwise required by law, each payment by any Guarantor shall be made without setoff, counterclaim or other deduction.

     2.10 ELECTION BY GUARANTORS TO PERFORM OBLIGATIONS.

     Any election by the Guarantor to pay or otherwise perform any of the obligations of the Company under the Notes, the Note Purchase Agreement or any agreement or instrument related hereto shall not release the Company, the Guarantor or any Other Guarantor from such obligations or any of such Person's other obligations under the Notes, the Note Purchase Agreement or any agreement or instrument related hereto.

     2.11 NO ELECTION OF REMEDIES BY NOTEHOLDERS.

     To the extent provided in the Note Purchase Agreement, each Noteholder shall, individually or collectively, have the right to seek recourse against each Guarantor to the fullest extent provided for herein for such Guarantor's obligations under this Guaranty in respect of the Guarantied Obligations. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties (including, without limitation, any Other Guarantor) unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Noteholder against the Company or any Guarantor under any document or instrument evidencing obligations of the Company or such Guarantor to such Noteholder shall serve to diminish the liability of such Guarantor under this Guaranty, except to the extent that such Noteholder finally, indefeasibly and unconditionally shall have realized payment by such action or proceeding in respect of the Guarantied Obligations.

     2.12 SEPARATE ACTION; OTHER ENFORCEMENT RIGHTS.

     Each of the rights and remedies granted under this Guaranty to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice by such Noteholder to, or the consent of or any other action by, any other Noteholder. Each Noteholder may proceed to protect and enforce this Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     2.13 NOTEHOLDER SETOFF.

     Each Noteholder shall have, to the fullest extent permitted by law and this Guaranty, a right of set-off against any and all credits and any and all other property of each or all of the Guarantors, now or at any time whatsoever, with or in the possession of, such Noteholder, or anyone acting for such Noteholder, to ensure the full performance of any and all obligations of the Guarantors hereunder.

     2.14 DELAY OR OMISSION; NO WAIVER.

     No course of dealing on the part of any Noteholder and no delay or failure on the part of any such Person to exercise any right hereunder shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by this Guaranty or by law to any Noteholder may be exercised from time to time as often as may be deemed expedient by such Person.

     2.15 RESTORATION OF RIGHTS AND REMEDIES.

     If any Noteholder shall have instituted any proceeding to enforce any right or remedy under this Guaranty or under any Note held by such Noteholder, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and each Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Noteholders shall continue as though no such proceeding had been instituted.

     2.16 CUMULATIVE REMEDIES.

     No remedy under this Guaranty, the Note Purchase Agreement or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Guaranty, the Note Purchase Agreement or the Notes.

     2.17 LIMITATION ON GUARANTIED OBLIGATIONS.

     It is the intention of each Guarantor and each Noteholder that the maximum amount of the obligations of any Guarantor hereunder shall be equal to, but not in excess of, the amount equal to the lesser of

          (a) the Guarantied Obligations, and

          (b) the maximum amount permitted by applicable law.

To that end, with respect to the determination of the "maximum amount permitted by applicable law," but only to the extent such obligations would otherwise be avoidable, the obligations of each Guarantor hereunder shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render such Guarantor insolvent or unable to pay its debts (within the meaning of Title 11 of the United States Code or as defined in the analogous applicable law) as they mature or leave such Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that such Guarantor is deemed, under applicable law, to incur obligations hereunder. Any such limitation shall be apportioned among the Guarantied Obligations owed to the Noteholders PRO RATA. This Section 2.17 is intended solely to preserve the rights of each Noteholder hereunder to the maximum extent permitted by applicable law, and neither the Guarantors nor any other Person shall have any rights under this Section 2.17 that it would not otherwise have under applicable law. For the purposes of this Section 2.17, "insolvency", "unreasonably small capital" and "inability to pay debts (as so defined) as they mature" shall be determined in accordance with applicable law.

     2.18 MAINTENANCE OF OFFICES.

     The Guarantors  will maintain an office at the address set forth in Section
5.3 where notices, presentations and demands in respect of this Guaranty may be made upon them. Such office will be maintained at such address until such time as any Guarantor shall notify the Noteholders of any change of location of such office.

     2.19 FURTHER ASSURANCES.

     Each Guarantor will cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to carry out, to the reasonable satisfaction of the Required Holders, the transactions contemplated by the Note Purchase Agreements, the Notes, this Guaranty and the documents and instruments related thereto.

     2.20 PARI PASSU.

     Each Guarantor covenants that its obligations under this Guaranty do and will rank at least PARI PASSU with all its other present and future unsecured Senior Debt.

3.   INTERPRETATION OF THIS GUARANTY

     3.1 TERMS DEFINED.

     As used in this Guaranty, the capitalized terms have the meaning specified in the Note Purchase Agreement unless otherwise specified below or set forth in the section of this Guaranty referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

     ACE -- has the meaning assigned to such term in the first paragraph hereof.

     AG -- has the meaning assigned to such term in the first paragraph hereof.

     COMPANY -- Section 1.1.

     DATATEL -- has the meaning assigned to such term in the first paragraph hereof.

     DDD -- has the meaning assigned to such term in the first paragraph hereof.

     EXSOL -- has the meaning assigned to such term in the first paragraph hereof.

     GB -- has the meaning assigned to such term in the first paragraph hereof.

     GUARANTIED OBLIGATIONS -- Section 2.1.

     GUARANTOR -- has the meaning assigned to such term in the first paragraph hereof.

     GUARANTY, THIS -- has the meaning assigned to such term in the first paragraph hereof.

     MG -- has the meaning assigned to such term in the first paragraph hereof.

     NOTE PURCHASE AGREEMENT -- Section 1.1.

     NOTEHOLDER -- means, at any time, each Person that is the holder of any Note at such time.

     NOTES -- Section 1.1.

     OTHER GUARANTORS -- means, at any time with respect to any Guarantor, each other Guarantor and all other guarantors of the Company's obligations under the Note Purchase Agreement and the Notes at such time.

     PURCHASERS -- Section 1.1.

     SDC -- has the meaning assigned to such term in the first paragraph hereof.

     SENIOR DEBT -- means, with respect to any Guarantor, any Debt of such Guarantor that is not in any manner subordinated in right of payment or security in any respect to the Debt evidenced by this Guaranty or to any other Debt of such Guarantor.

     SERIES D NOTES -- Section 1.1.

     SERIES E NOTES -- Section 1.1.

     SERIES F NOTES -- Section 1.1.

     SD -- has the meaning assigned to such term in the first paragraph hereof.

     SDI -- has the meaning assigned to such term in the first paragraph hereof.

     SDL -- has the meaning assigned to such term in the first paragraph hereof.

     SG -- has the meaning assigned to such term in the first paragraph hereof.

     SG&E -- has the meaning assigned to such term in the first paragraph hereof.

     SI -- has the meaning assigned to such term in the first paragraph hereof.

     SMI -- has the meaning assigned to such term in the first paragraph hereof.

     SNG -- has the meaning assigned to such term in the first paragraph hereof.

     SOC -- has the meaning assigned to such term in the first paragraph hereof.

     SPC -- has the meaning assigned to such term in the first paragraph hereof.

     3.2 SECTION HEADINGS AND CONSTRUCTION.

               (a) SECTION HEADINGS, ETC. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Guaranty as a whole and not to any particular Section or other subdivision.

               (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

4.   WARRANTIES AND REPRESENTATIONS

     Each Guarantor represents and warrants to each Purchaser, as of the date of effectiveness hereof, as follows:

     4.1 GENERALLY.

          (a) Such Guarantor is fully aware of the financial condition of the Company. Such Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement  of any  one or  more  Noteholders  with  respect  thereto.  Such
     Guarantor   is  in  a  position  to  obtain,   and  hereby   assumes   full
     responsibility for obtaining, any additional information concerning the financial condition of the Company as such Guarantor may deem material to its obligations hereunder, and such Guarantor is not relying upon, nor expecting, any Noteholder to furnish it any information concerning the financial condition of the Company.

          (b) As of the date of the execution and delivery of this Guaranty, the fair salable value of the assets of such Guarantor, taken as a whole, exceeds its liabilities, taken as a whole; such Guarantor is able to pay and discharge all of its debts (including, without limitation, its current liabilities) as they become due and after giving effect to the transactions contemplated by this Guaranty, such Guarantor will not become unable to pay and discharge such debts as they become due; there are no presently pending material court or administrative proceedings or undischarged judgments against such Guarantor; and no tax liens have been filed or threatened against such Guarantor, nor is such Guarantor in default or claimed default under any agreement for borrowed money.

          (c)  Such  Guarantor  is a  corporation  duly  organized  and  validly existing and in good standing under the laws of its jurisdiction of incorporation. Such Guarantor has the corporate power to own its properties and carry on its business as it is now being conducted. Such Guarantor has the valid authority and the corporate power to enter into and perform, and has taken all necessary action to authorize its entry into, and the performance and delivery of, this Guaranty and the transactions contemplated hereby.

          (d) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, has been duly executed and delivered by duly authorized officers of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor.

          (e)  The  entry  into  and   performance  of  this  Guaranty  and  the
     transactions contemplated hereby do not and will not conflict with any applicable law or regulation or official or judicial order, conflict with the articles or certificate of incorporation, as the case may be, or by-laws, of such Guarantor, conflict with any agreement or document to which such Guarantor is a party or that is binding upon it or any of its properties, or result in the creation or imposition of any Lien on any of its properties pursuant to the provisions of any agreement or document.

     4.2 NATURE OF BUSINESS OF COMPANY AND RESTRICTED SUBSIDIARIES.

     The Company and the Restricted Subsidiaries have sought and obtained the Note Purchase Agreement, the sale of the Notes and the related transactions based upon their consolidated financial position and the Company and the Restricted Subsidiaries understand that the Purchasers are relying upon the consolidated financial condition of the Company and the Restricted Subsidiaries in purchasing the Notes. Nothing herein shall be deemed to prohibit any transfer by the Company or any Restricted Subsidiary of any of its or a Subsidiary's stock otherwise permitted under the terms and provisions of the Note Purchase Agreement.

     4.3 SOLVENCY.

     The fair value of the business and assets of each of the Company and the Guarantors exceeds the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by the Note Purchase Agreement, the Notes and this Guaranty, including, without limitation, the provisions of Section 2.17. None of the Guarantors nor the Company, after giving effect to the transactions contemplated by the Note Purchase Agreement, the Notes and this Guaranty, will be insolvent or will be engaged in any business or transaction, or about to engage in any business or transaction, for which such Person has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and Section 548 of Title 11 of the United States
Code), and none of the Guarantors nor the Company has any intent to hinder, delay or defraud any entity to which it is, or will become, on or after the date of the Closing, indebted or incur debts that would be beyond its ability to pay as they mature.

5.   MISCELLANEOUS

     5.1 SUCCESSORS AND ASSIGNS.

          (a) Whenever any Guarantor or any of the parties to the Note Purchase Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements contained in this Guaranty by or on behalf of such Guarantor shall bind the successors and assigns of such Guarantor and shall inure to the benefit of each of the Noteholders from time to time whether so expressed or not and whether or not an assignment of the rights hereunder shall have been delivered in connection with any assignment or other transfer of Notes.

          (b) Each Guarantor agrees to take such action as may be reasonably requested by any Noteholder to confirm such Guarantor's Guaranty of the Guarantied Obligations in connection with the transfer of the Notes of such Noteholder.

     5.2 PARTIAL INVALIDITY.

     The  unenforceability  or invalidity of any provision or provisions  hereof
shall  not  render  any  other   provision  or   provisions   contained   herein
unenforceable or invalid.

     5.3 COMMUNICATIONS.

               (a) METHOD; ADDRESS. All communications hereunder shall be in writing, shall be delivered in the manner required by the Note Purchase Agreement, and shall be addressed, if to the Guarantors, at the address set forth on Annex 1 hereto, and if to any of the
          Noteholders:

               (A) if such Noteholder is a Purchaser, at the address set forth on Schedule A to the Note Purchase Agreement for such Noteholder, and further including any parties referred to on such Schedule A which are required to receive notices in addition to such Noteholder, and

               (B) if such Noteholder is not a Purchaser, at the address set forth in the register for the registration and transfer of Notes maintained pursuant to Section 13.1 of the Note Purchase Agreement for such Noteholder, or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 5.3.

               (b) WHEN GIVEN. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

     5.4 GOVERNING LAW.

     THIS GUARANTY SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     5.5 EFFECTIVE DATE.

     This Guaranty shall be effective as of the date hereof.

     5.6 BENEFITS OF GUARANTY RESTRICTED TO NOTEHOLDERS.

     Nothing express or implied in this Guaranty is intended or shall be construed to give to any Person other than the Guarantors, the Noteholders and the Noteholders' successors and assigns any legal or equitable right, remedy or claim under or in respect hereof or any covenant, condition or provision therein or herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Guarantors, the Noteholders and the Noteholders' successors and assigns.

     5.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

     All representations and warranties contained herein or made in writing by the Guarantors in connection herewith shall survive the execution and delivery hereof.

     5.8 EXPENSES.

          (a) The Guarantors shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Noteholders in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

          (b) At any time when any one or more of the Company or the Guarantors and the Noteholders are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Guarantors shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the reasonable fees of professional advisors) incurred by the Noteholders in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Noteholders.

          (c) If the Guarantors shall fail to pay when due any principal of, or Make-Whole Amount or interest on, any Note, the Guarantors shall pay to each Noteholder, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such Noteholder in collecting any sums due on such Notes.

     5.9 AMENDMENT.

     This Guaranty may be amended only in a writing executed by the Guarantors and the Required Holders except that no release of any Guarantor from its obligations hereunder shall be effected without the consent of all of the Noteholders.

     5.10 CONSENT TO JURISDICTION; APPOINTMENT OF AGENT.

               (a) Consent to Jurisdiction. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER, BROUGHT BY ANY NOTEHOLDER AGAINST SUCH GUARANTOR OR ANY OF ITS PROPERTY, MAY BE BROUGHT BY SUCH NOTEHOLDER IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK, AS SUCH NOTEHOLDER MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, SUCH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND SUCH GUARANTOR IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR
          OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY NOTEHOLDER TO OBTAIN JURISDICTION OVER SUCH GUARANTOR IN SUCH OTHER JURISDICTION AS MAY BE PERMITTED BY APPLICABLE LAW.

               (b)  Agent  for  Service  of  Process.   EACH  GUARANTOR   HEREBY
          IRREVOCABLY AND UNCONDITIONALLY AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED (POSTAGE PREPAID) SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER, BROUGHT BY ANY NOTEHOLDER AGAINST SUCH GUARANTOR OR ANY OF ITS PROPERTY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, SUCH GUARANTOR HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK:

                  CT CORPORATION SYSTEM
                  1633 BROADWAY
                  NEW YORK, NEW YORK 10019

TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS. EACH GUARANTOR SHALL AT ALL TIMES MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK CITY, NEW YORK AND MAY FROM TIME TO TIME APPOINT SUCCEEDING AGENTS FOR SERVICE OF PROCESS BY NOTIFYING EACH NOTEHOLDER OF SUCH APPOINTMENT, WHICH AGENTS SHALL BE ATTORNEYS, OFFICERS OR DIRECTORS OF SUCH GUARANTOR, OR CORPORATIONS WHICH IN THE ORDINARY COURSE OF BUSINESS ACT AS AGENTS FOR SERVICE OF PROCESS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OR RIGHT OF ANY NOTEHOLDER TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW.

     5.11 SURVIVAL.

     So long as the Guarantied Obligations and all payment obligations of the Guarantors hereunder shall not have been fully and finally performed and indefeasibly paid, the obligations of the Guarantors hereunder shall survive the transfer and payment of any Note and the payment in full of all the Notes.

     5.12 ENTIRE AGREEMENT.

     This Guaranty Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

     5.13 DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART.

     Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Guaranty may be executed in one or more counterparts and shall be effective as to each party hereto when at least one counterpart shall have been executed by such party, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     5.14 ADDITIONAL GUARANTORS.

     In addition to SDC, SG, DDD, SG&E, SPC, SNG, MG, Exsol, Datatel, SOC, SI, SMI, SDI, GB, ACE and SDL, other Restricted Subsidiaries may become Guarantors hereunder in accordance with the terms of the Note Purchase Agreement, by execution of the form of Joinder Agreement attached hereto as Annex 2.

     5.15 RELEASE OF GUARANTORS.

     Without any action required of any Noteholder but subject to Section 2.7, any Guarantor shall be released from its obligations under this Guaranty upon

          (a) the designation of such Guarantor as an Unrestricted Subsidiary by the Company pursuant to the provisions of the Note Purchase Agreement, or

          (b) the disposition of such Guarantor  pursuant to the Section 10.5 or
     Section 10.6 of the Note Purchase Agreement,

PROVIDED that immediately after giving effect to such designation or disposition, as the case may be, no Default or Event of Default under the Note Purchase Agreement would exist. The Noteholders shall, at the expense of the Company or said Guarantor, execute and deliver such documents as may be reasonably necessary to evidence such release.

                         [Next page is signature page.]

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed on its behalf by one of its duly authorized officers.

                                            SEITEL DATA CORP.

                                            By /s/ Kurt Krahnke
                                               ---------------------------------
                                            Name: Kurt Krahnke
                                            Title: Vice President

                                            SEITEL  GEOPHYSICAL,  INC.;
                                            DDD  ENERGY,  INC.;
                                            SEITEL GAS & ENERGY CORP.;
                                            SEITEL POWER CORP.;
                                            SEITEL NATURAL GAS, INC.;
                                            MATRIX GEOPHYSICAL, INC.;
                                            EXSOL, INC.;
                                            DATATEL, INC.;
                                            SEITEL OFFSHORE CORP.;
                                            SEITEL INTERNATIONAL, INC.;
                                            AFRICAN GEOPHYSICAL, INC.;
                                            GEO-BANK, INC.;
                                            ALTERNATIVE COMMUNICATION
                                              ENTERPRISES, INC.; AND
                                            SEITEL DELAWARE, INC.

                                            By /s/ DEBRA D. VALICE
                                               ---------------------------------
                                            Name: Debra D. Valice
                                            Title: Vice President

                                            SEITEL MANAGEMENT, INC.

                                            By /s/ DEBRA D. VALICE
                                               ---------------------------------
                                            Name: Debra D. Valice
                                            Title: President

                                            SEITEL DATA, LTD.
                                            BY: Seitel Delaware, Inc.,
                                                   general partner

                                            By /s/ DEBRA D. VALICE
                                               ---------------------------------
                                            Name: Debra D. Valice
                                            Title: Vice President

                                     ANNEX 1

                              ADDRESS OF GUARANTORS

SEITEL DATA CORP.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL GEOPHYSICAL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


DDD ENERGY, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL GAS & ENERGY CORP.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL POWER CORP.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL NATURAL GAS, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


MATRIX GEOPHYSICAL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


EXSOL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027

DATATEL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL OFFSHORE CORP.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL INTERNATIONAL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


AFRICAN GEOPHYSICAL, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


GEO-BANK, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


ALTERNATIVE COMMUNICATION
  ENTERPRISES, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL DELAWARE, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL MANAGEMENT, INC.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027


SEITEL DATA, LTD.
West Building, 7th Floor
50 Briar Hollow Lane
Houston, Texas 77027

E                                     ANNEX 2

                           [FORM OF JOINDER AGREEMENT]

                                                                          [DATE]

To each of the Noteholders (as defined in the Guaranty
     Agreement hereinafter referred to)

Ladies and Gentlemen:

     Reference is made to the Guaranty, dated as of February 12, 1999 (as amended or restated from time to time, the "GUARANTY"), by SEITEL DATA CORP., a Delaware corporation (together with its successors and assigns, "SDC"), SEITEL GEOPHYSICAL, INC., a Delaware corporation (together with its successors and assigns, "SG"), DDD ENERGY, INC., a Delaware corporation (together with its successors and assigns, "DDD"), SEITEL GAS & ENERGY CORP., a Delaware corporation (together with its successors and assigns, "SG&E"), SEITEL POWER CORP., a Delaware corporation (together with its successors and assigns, "SPC"), SEITEL NATURAL GAS, INC., a Delaware corporation (together with its successors and assigns, "SNG"), MATRIX GEOPHYSICAL, INC., a Delaware corporation (together with its successors and assigns, "MG"), EXSOL, INC., a Delaware corporation (together with its successors and assigns, "EXSOL"), DATATEL, INC., a Delaware corporation (together with its successors and assigns, "DATATEL"), SEITEL OFFSHORE CORP., a Delaware corporation (together with its successors and assigns, "SOC"), SEITEL MANAGEMENT, INC., a Delaware corporation (together with its successors and assigns, "SMI"), SEITEL DELAWARE, INC., a Delaware corporation (together with its successors and assigns, "SDI"), SEITEL INTERNATIONAL, INC., a Cayman Islands corporation (together with its successors and assigns, "SI"), AFRICAN GEOPHYSICAL, INC., a Cayman Islands corporation (together with its successors and assigns, "AG"), GEO-BANK, INC., a Texas corporation (together with its successors and assigns, "GB"), ALTERNATIVE COMMUNICATION ENTERPRISES, INC., a Texas corporation (together with its successors and assigns, "ACE") and SEITEL DATA, LTD., a Texas limited liability partnership (together with its successors and assigns, "SDL" and SDC, SG, DDD, SG&E, SPC, SNG, MG, Exsol, Datatel, SOC, SMI, SDI, SI, AG, GB and ACE and each other corporation which becomes a party hereto, each a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of each of the Noteholders (as such term is defined in the Guaranty). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Guaranty.

     [NEW  GUARANTOR],  a  [jurisdiction  of  incorporation]   corporation  (the
"COMPANY"), agrees with you as follows:

     1. GUARANTY. The Company hereby unconditionally and expressly agrees to become a party to the Guaranty and to perform and observe each and every one of the covenants, agreements, terms, conditions, obligations, duties and liabilities of a Guarantor thereunder, and that all references to the Guarantors in the Guaranty or any document, instrument or agreement executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references which include the Company, as a Guarantor.

     2. WARRANTIES AND REPRESENTATIONS. The Company hereby warrants and represents that each of the warranties and representations set forth in Sections
4.1 through 4.3, inclusive, of the Guaranty, are true and correct with respect to the Company as of the date hereof and such warranties and representations are incorporated by reference herein in their entirety. Such representations and warranties shall survive the execution and delivery hereof.

     3. FURTHER ASSURANCES. The Company agrees to cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to effect, to the reasonable satisfaction of the Required Holders, the purposes of this Agreement.

     4. AMENDMENT. This Agreement may be amended only in a writing executed by the Company and the Required Holders.

     5. BINDING EFFECT. This Agreement shall be binding upon the Company and shall inure to the benefit of the Noteholders and their respective successors and assigns.

     6. GOVERNING LAW; SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the internal laws of the State of New York. The provisions of
Section 5.10 of the Guaranty shall apply to this Agreement as if each reference to "this Guaranty" therein was a reference to this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by one of its duly authorized officers.

                                            [NEW GUARANTOR]

                                            By
                                              ----------------------------------
                                            Name:
                                            Title: